UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
CONTEXTLOGIC INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 26, 2022
Dear Stockholders of ContextLogic Inc.:
It is my pleasure to invite you to attend the 2022 Annual Meeting of Stockholders (“Annual Meeting” or “2022 Annual Meeting”) of ContextLogic Inc. d/b/a Wish, to be held on Tuesday, June 7, 2022 at 10 a.m. Pacific Daylight Time. Our Annual Meeting will be completely virtual. We believe a virtual annual meeting provides safe and expanded access, improves communication, enables increased stockholder attendance and participation, and provides cost savings. You may attend the virtual meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting http://www.virtualshareholdermeeting.com/WISH2022.
Details regarding the business to be conducted at our Annual Meeting are more fully described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
We are pleased to take advantage of the Securities and Exchange Commission rules that allow us to furnish proxy materials to stockholders over the Internet. We believe that providing our proxy materials over the Internet increases the accessibility of our information to stockholders while reducing the environmental impact of our Annual Meeting. On or around April 26, 2022, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the proxy statement for our 2022 Annual Meeting of Stockholders (the “Proxy Statement”) and our 2021 Annual Report. The Notice will also provide instructions on how to vote online or by telephone, and how to receive printed proxy materials by mail.
Whether or not you plan to virtually attend our Annual Meeting, your vote is important and we encourage you to vote promptly. You may vote by proxy over the Internet or by telephone, or, if you have received printed proxy materials by mail, you can also vote by mail by following the instructions on your proxy card. If you virtually attend our Annual Meeting, you will have the right to revoke your proxy and vote electronically during the meeting via the live webcast. If you hold your shares through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from your brokerage firm, bank, or other nominee to vote your shares.
On behalf of the Board of Directors, thank you for your continued interest and support in Wish.
Sincerely,

Vijay Talwar
Chief Executive Officer
One Sansome Street, 33rd Floor
San Francisco, California 94104
www.wish.com
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

ContextLogic Inc. One Sansome Street, 33rd Floor San Francisco, California 94104
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 7, 2022
Dear Stockholders of ContextLogic Inc.:
You are cordially invited to attend the Annual Meeting (“Annual Meeting” or “2022 Annual Meeting”) of Stockholders of ContextLogic Inc. d/b/a Wish, a Delaware corporation. The meeting will be held on Tuesday, June 7, 2022, at 10 a.m. Pacific Daylight Time. Our Annual Meeting will be completely virtual. You may attend the meeting, submit questions, and vote your shares electronically during the meeting via live webcast by visiting http://www.virtualshareholdermeeting.com/WISH2022. At the Annual Meeting, our stockholders will be asked:
1.
To elect all of our existing directors to serve until the 2023 Annual Meeting of Stockholders, who include Vijay Talwar, Julie Bradley, Tanzeen Syed, Piotr Szulczewski, Stephanie Tilenius, and Hans Tung;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	To approve, on an advisory basis, our executive compensation for the year ended December 31, 2021, as disclosed herein; and
4.	To conduct any other business properly brought before the meeting.
The items of business listed above are more fully described in the Proxy Statement accompanying this Notice. The record date for the Annual Meeting is April 11, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
The Board of Directors is pleased to nominate Vijay Talwar, Julie Bradley, Tanzeen Syed, Piotr Szulczewski, Stephanie Tilenius, and Hans Tung as members of the Board.
Regardless of the number of shares you own, your vote is important. Therefore, even if you currently plan to virtually attend the 2022 Annual Meeting, please vote or submit your proxy as soon as possible so that your shares can be voted at the 2022 Annual Meeting in accordance with your instructions. Both telephone and Internet voting are available. For specific instructions on voting, please refer to the instructions in the Notice of Internet Availability of Proxy Materials or the proxy card. If you do virtually attend the 2022 Annual Meeting and wish to vote electronically, you may withdraw your proxy at that time.
Please read the attached Proxy Statement, as it contains important information you need to know to vote at our 2022 Annual Meeting.
By Order of the Board of Directors,

Devang Shah
General Counsel and Secretary
San Francisco, California
April 26, 2022
You are cordially invited to attend the virtual meeting. Whether or not you expect to attend the virtual meeting, please vote as soon as possible. We encourage you to vote via the Internet. For further details, see “Questions and Answers about This Proxy Material and Voting.”
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

ContextLogic Inc. One Sansome Street, 33rd Floor San Francisco, California 94104
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 7, 2022
This Proxy Statement and proxy card are furnished in connection with the solicitation of proxies to be voted at the 2022 Annual Meeting of Stockholders (“Annual Meeting” or “2022 Annual Meeting”) of ContextLogic Inc. d/b/a Wish (sometimes referred to as “we,” “us,” “our,” the “Company,” “ContextLogic,” or “Wish”), which will be held virtually on Tuesday, June 7, 2022, at 10 a.m. Pacific Daylight Time via live webcast by visiting http://www.virtualshareholdermeeting.com/WISH2022.
INTERNET AVAILABILITY OF PROXY MATERIALS
We are making this Proxy Statement and our Annual Report available to stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or around April 26, 2022, we intend to mail to our stockholders: (a) a copy of this Proxy Statement, a proxy card, and our Annual Report, or (b) a notice (the “Notice”) containing instructions on how to access and review this Proxy Statement and our Annual Report. The Notice also instructs you on how you may submit your proxy over the Internet or via telephone in advance of our Annual Meeting, and how to vote online during our Annual Meeting. If you have received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2021, on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov, or in the “SEC Filings” section of the “Financial Information” section of our Investor Relations website located at www.ir.wish.com. You may also obtain a printed copy of our Annual Report on Form 10-K, which includes our financial statements, free of charge, by sending a written request to corporatesecretary@wish.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

Page
Questions and Answers About This Proxy Material and Voting	1
Directors, Executive Officers, and Corporate Governance	6
Security Ownership of Certain Beneficial Owners and Management	16
Section 16(a) Beneficial Ownership Reporting Compliance	19
Certain Relationships and Related Party Transactions	20
Executive Compensation	21
Director Compensation	39
Securities Authorized for Issuance Under Equity Compensation Plans	40
Independent Registered Public Accounting Firm	41
Report of the Audit Committee of the Board of Directors	42
Proposal 1—Election of Directors	43
Proposal 2—Ratification of Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022	44
Proposal 3—Advisory Approval of Our Executive Compensation for the Year Ended December 31, 2021	46
Other Matters	47

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why am I receiving these materials?
These proxy materials are being provided because the Board of Directors (the “Board” or “Board of Directors”) of ContextLogic Inc. (“we,” “us,” “our,” the “Company,” “ContextLogic,” or “Wish”) is soliciting your proxy to vote at our 2022 Annual Meeting.
Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?
In accordance with rules adopted by the Securities and Exchange Commission (“SEC”), we may furnish our proxy materials over the Internet to our stockholders by delivering a Notice of Internet Availability of Proxy Materials (the “Notice”) in the mail instead of mailing printed copies of a full set of proxy materials. The Notice instructs you on how to access and review the Proxy Statement and Annual Report over the Internet at www.proxyvote.com. The Notice also instructs you on how to submit your proxy over the Internet and vote online at our Annual Meeting. If you would like to receive a printed copy of our proxy materials, please follow the instructions for requesting these materials contained in the Notice.
What is a virtual Annual Meeting?
The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live webcast. We believe a virtual annual meeting provides safe and expanded access, improves communication, enables increased stockholder attendance and participation and provides cost savings. You can virtually attend the Annual Meeting at http://www.virtualshareholdermeeting.com/WISH2022, where you will be able to vote your shares and submit your questions during the meeting via the Internet. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person.
We invite you to virtually attend the Annual Meeting and request that you vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may vote by Internet, by telephone, or, if you have requested and received printed copies of the proxy materials by mail, you may also vote by completing and mailing in your proxy card.
The Annual Meeting starts at 10 a.m. Pacific Daylight Time. We encourage you to access the meeting website prior to the start time to allow for check in. If you encounter any difficulties with accessing the virtual meeting at any point, please call the technical support number that will be posted on the virtual meeting log-in page.
You do not need to register to virtually attend the Annual Meeting webcast. Follow the instructions on your Notice or proxy card (if you requested and received a printed copy of the proxy materials) to access the Annual Meeting.
If you wish to submit a question on the day of the Annual Meeting, you may log in to the virtual meeting platform at http://www.virtualshareholdermeeting.com/WISH2022 and submit your question through the Q&A tab. Questions pertinent to meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, are not pertinent to Annual Meeting matters and therefore, will not be answered.
What am I voting on?
There are three matters scheduled for a vote:
•
Election of all of our existing directors to serve until the 2023 Annual Meeting of Stockholders, who include Vijay Talwar, Julie Bradley, Tanzeen Syed, Piotr Szulczewski, Stephanie Tilenius, and Hans Tung;

•	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	To approve, on an advisory basis, our executive compensation for the year ended December 31, 2021, as disclosed herein.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     1

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING (continued)

How does the Board of Directors recommend I vote on these proposals?
The Board of Directors recommends the following votes:
•	“FOR” the election of each director nominee;
•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	“FOR” our executive compensation for the year ended December 31, 2021.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 11, 2022 will be entitled to vote at the Annual Meeting. On this record date, there were 598,146,468 shares of the Company’s Class A common stock (“Class A Common Stock”) and 65,663,074 shares of the Company’s Class B common stock (“Class B Common Stock”) outstanding. Each holder of our Class A Common Stock has the right to one vote for each share of Class A Common Stock held as of the record date, and each holder of our Class B Common Stock has the right to 20 votes for each share of Class B Common Stock held as of the record date.
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote electronically at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, then you are considered to be the beneficial owner of shares that are held in “street name” or a street name stockholder and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not virtually attend the Annual Meeting and vote electronically at the Annual Meeting unless you follow your broker’ s procedures for obtaining a legal proxy. If you have requested a printed copy of our proxy materials by mail, your broker, bank, or other nominee will provide a voting instruction form for you to use. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank, or other nominee as “street name stockholders.”
How do I vote?
If on April 11, 2022, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone, or (if you have received a proxy card by mail) by mail as described below. Stockholders may also attend the virtual meeting and vote electronically. If you hold shares through a bank or broker, please refer to your proxy card, Notice, or other information forwarded by your bank or broker to see which voting options are available to you.
•
You may vote via the Internet at www.proxyvote.com by following the instructions for Internet voting on the Notice or proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 6, 2022. Easy-to-follow instructions are available to allow you to vote your shares and confirm that your instructions have been properly recorded.

•
You may vote by telephone by dialing 800-690-6903 and following the instructions for voting by phone on the Notice or proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on June 6, 2022. Easy-to-follow voice prompts are available to allow you to vote your shares and confirm that your instructions have been properly recorded.

•
You may vote by mail by requesting, completing, and mailing in a paper proxy card, as outlined in the Notice. The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to virtually attend the Annual Meeting.

•	If you wish to vote electronically at the meeting, go to www.virtualshareholdermeeting.com/WISH2022 using your unique control number included in the proxy materials mailed to you.
2    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING (continued)

What if I return a proxy card but do not make specific choices?
If you return a signed and dated proxy card without marking any voting selections, your shares will be voted (i) “For” the election of all 6 of our Board of Directors’ nominees for director, (ii) “For” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) “For” the advisory approval of our Company’s executive compensation for the year ended December 31, 2021. However, if you are not a record holder, and your shares are held instead through a broker, nominee, fiduciary, or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
Wish will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one proxy card or Notice?
If you receive more than one proxy card or Notice, your shares are registered in more than one name or are registered in different accounts. Please complete, sign, and return each proxy card, or submit a proxy for each Notice to ensure that all of your shares are voted.
What if I share an address with another stockholder of Wish?
If you reside at the same address as another Wish stockholder, you and other Wish stockholders residing at the same address will receive a single copy of the Notice of Availability of Proxy Materials. If you wish to receive an additional, separate copy of the Notice of Availability of Proxy Materials, please make a written request to: ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: General Counsel and Secretary. Upon your request, we will promptly deliver a separate copy to you. The Annual Report, Proxy Statement, and Notice are also available at www.proxyvote.com.
Can I change my vote after submitting my proxy?
Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:
•	You may submit another properly completed proxy card with a later date.
•	You may send a written notice indicating that you are revoking your proxy to the Secretary of the Company at One Sansome Street, 33rd Floor, San Francisco, California 94104.
•
You may virtually attend the Annual Meeting and vote electronically by going to www.virtualshareholdermeeting.com/WISH2022 and using your unique control number that was included in the Proxy Materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

Who will solicit proxies on behalf of our Board of Directors?
Proxies may be solicited on behalf of our Board of Directors, without any additional compensation, by the Company’s directors and employees.
The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors and officers (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us, and postings on our corporate website at www.ir.wish.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     3

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING (continued)

How are votes counted?
Votes will be counted by the Inspector of Elections appointed for the meeting, who will separately count “For” and “Against” votes, votes “Withheld,” abstentions, and broker non-votes. Abstentions will be counted as present for purposes of determining the presence of a quorum. For Proposal 1, directors are elected by a plurality vote. “Plurality” means that the six director nominees who receive the largest number of votes cast “FOR” such nominees will be elected as directors. As a result, any shares not voted “FOR” a particular nominee, whether as a result of a “WITHHOLD” vote or a broker non-vote (discussed below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election. For Proposals 2 and 3, abstentions will not be considered as votes cast for or against any proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes, as described in the next paragraph, have no effect and will not be counted towards the vote total for such proposals.
If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. However, several large brokers have recently announced that they were eliminating the practice of discretionary voting of uninstructed shares, including on matters generally identified as “routine”. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board of Directors, whether contested or uncontested, is considered “non-discretionary,” and therefore, brokers are not permitted to vote your shares held in street name for the election of directors in the absence of instructions from you. All of our proposals, except for Proposal 2, are “non-discretionary,” and therefore, if your shares are held through a broker, nominee, fiduciary, or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.
How many votes are needed to approve each proposal?
•
For Proposal 1, directors are elected by a plurality of the votes cast with respect to such director. This means that nominees receiving the most “For” votes will be elected. Abstentions and broker non-votes are not considered votes cast on this proposal and will not have any effect on the election of directors.

•
To be approved, Proposal 2, which seeks to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, must receive more “For” votes than “Against” votes cast at the Annual Meeting. Abstentions are not counted as a vote cast for or against the proposal, and therefore, have no effect on the outcome of the vote. Broker non-votes, if any, are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

•
To be approved, Proposal 3, which seeks advisory approval of our executive compensation for the year ended December 31, 2021, must receive must receive more “For” votes than “Against” votes cast at the Annual Meeting. Abstentions are not counted as a vote cast for or against the proposal, and therefore, have no effect on the outcome of the vote. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. However, the advisory approval of our executive compensation for the year ended December 31, 2021 is advisory and non-binding in nature and cannot overrule any decisions made by our Board of Directors.

What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum exists if stockholders holding at least a majority of the voting power of the shares of Class A Common Stock and Class B Common Stock (voting together as a single class) entitled to vote are present at the Annual Meeting in person or represented by proxy.
Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
4    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING (continued)

How will my shares be voted if I mark “Abstain” on my proxy card?
We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Annual Meeting for the proposals so marked.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the end of the Annual Meeting.
When are stockholder proposals due for next year’s Annual Meeting?
If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials, your proposal must follow the guidelines outlined in SEC Regulation 14A, Rule 14a-8 and received by the Secretary of the Company on or before December 27, 2022. If you wish to submit a proposal to be presented at the 2023 Annual Meeting of Stockholders, but which will not be included in the Company’s proxy materials, including to nominate a director, your Solicitation Notice, as defined in our Bylaws, must be received by the Secretary of the Company at ContextLogic Inc., One Sansome Street, 33rd Floor, San Francisco, California 94104, Attention: General Counsel and Secretary, no earlier than February 7, 2023, and no later than March 9, 2023. You are advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing advance notice requirements under our Bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (which will be in effect for next year’s annual meeting), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 8, 2023.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     5

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE
Directors and Executive Officers
Our directors and executive officers, and certain information about each of them as of February 14, 2022 are set forth below.
Name	Age	Position(s) at Wish
Vijay Talwar	50	Chief Executive Officer and Director
Vivian Liu	46	Chief Financial Officer
Farhang Kassaei	54	Chief Technology Officer
Tarun Jain	43	Chief Product Officer
Devang Shah	50	General Counsel and Secretary
Pai Liu	36	Chief Data Officer
Piotr Szulczewski	40	Director and Founder
Julie Bradley	53	Director
Tanzeen Syed	39	Chairperson
Stephanie Tilenius	54	Director
Hans Tung	51	Director
Executive Officers
Vijay Talwar has served as our Chief Executive Officer and as a member of the Board since February 2022. He previously served in various capacities at Foot Locker starting in 2016, including as Chief Executive Officer of Foot Locker’s Europe, Middle East & Africa (EMEA) business from January 2019 to January 2022, where he oversaw all operational functions including finance, marketing, merchandising, and the in-store customer experience, as President – Digital (Global) from March 2018 to January 2019 and President – Digital, FootLocker.com from September 2016 to March 2018. During his tenure at Foot Locker, he transformed the retailer’s direct-to-consumer platform as Global President of Digital. Before Foot Locker, Mr. Talwar served as CEO, CFO and President of International, for online jewelry retailer Blue Nile Inc., where he was credited with the startup and expansion of its international business. Earlier in his career, Mr. Talwar held various executive roles within Nike, Inc., Sears, Bain & Company and Deloitte & Touche LLP. He sits on the Board of Directors of Dunelm Group Plc, a British home furnishings retailer. Mr. Talwar holds an M.B.A. from the University of Chicago Booth School of Business, a Masters in Accounting from the University of Miami, and a B.A. in Accounting from the University of Findlay. We believe Mr. Talwar is qualified to serve as a member of our Board based on the perspective, insight and experience he brings as our Chief Executive Officer.
Vivian Liu has served as Chief Financial Officer since November 2021. She previously served as Chief Financial Officer and Senior Vice President of Shutterfly, Inc., from April 2020 to November 2021, where she played a critical role in helping Shutterfly navigate the pandemic, while transforming the business to achieve accelerated topline growth and EBITDA improvement. Prior to joining Shutterfly, Ms. Liu served as CFO and SVP at the printing and imaging solution company, Lexmark International, from July 2017 to April 2020 and had previously been VP of Finance, Enterprise BG at the global information and technology company, Huawei Technology Inc. Prior to Huawei, Ms. Liu spent eight years at Cisco Systems, Inc. where she held a number of senior finance positions. Earlier in her career, Ms. Liu held finance positions with Deloitte Financial Advisory Services, Goldman Sachs, and Deloitte & Touche LLP. She began her career at China Merchants Bank in Shanghai, China. Ms. Liu sits on the board of directors of Expensify, an expense management software company. Ms. Liu holds an M.B.A from the University of Washington and a B.A. from the Shanghai University of Finance and Economics. She is a chartered financial analyst and a certified public accountant.
Farhang Kassaei has served as our Chief Technology Officer since July 2021. He previously served as Senior Director of Software Engineering at Google, from September 2017 to June 2021, where he oversaw the development and roll-out of commerce capabilities across its core product suite, including Google Product Ads, Search, and YouTube. He also served in various other positions at Google since December 2014, including leading Google Shopping Logistics and overseeing engineering for Google Express. Mr. Kassaei previously spent more than 10 years at eBay Inc. where he held multiple leadership positions, including Chief Architect for the core marketplace. Mr. Kassaei founded eBay Identity Services and served on OIDF and OIX board of directors from 2011 to 2013. Earlier in his career, he led engineering teams in companies within the manufacturing and processing, and finance industries. Mr. Kassaei holds an M.S. in Electrical and Computer Engineering from The Ohio State University and an M.B.A. from the University of California, Berkeley Haas School of Business.
6    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE
(continued)

Tarun Jain has served as our Chief Product Officer since August 2021. He served as Director of Product Management at Google from May 2017 to August 2021. At Google, he incubated and led the development of Discovery Ads, bringing inspirational and engaging commercial ad experiences to YouTube, Gmail and Discover. Prior to joining Google, Mr. Jain played a key role at Flipkart, as Senior Director of Product Management and Head of Product Ads from November 2015 to May 2017, driving customer growth at Flipkart through the roll out of a series of personalization and merchandising solutions. He also led the development of several innovative payment solutions to enhance business performance. Earlier in his career, Mr. Jain led product teams at Twitter and Microsoft. He holds an M.B.A. from the Indian School of Business and a B.Tech. from the Indian Institute of Technology.
Devang Shah has served as our General Counsel since February 2018 and Secretary since November 2020. From August 2010 until April 2017, Mr. Shah served in various positions at Zynga Inc., a game development company, most recently as General Counsel, Secretary and Senior Vice President. Prior to Zynga, Mr. Shah served as General Counsel and Associate General Counsel at UTStarcom, a telecommunications company, Senior Corporate Counsel at Longs Drugs Inc., and Corporate Counsel at Chiron Corporation, a biotechnology company. Mr. Shah began his career as an attorney at Skadden Arps Slate Meagher & Flom, LLP. Mr. Shah holds a B.S. in engineering from Cornell University, an M.S. in engineering from Stanford University and a J.D. from the University of California, Berkeley School of Law.
Pai Liu has served as our Chief Data Officer since February 2022. He previously served as our Vice President of Data Science since August 2020 and as our Director of Data Science since September 2019. Prior to joining us, Mr. Liu served as Data Science Manager at Airbnb, an online rental company, from August 2015 until August 2017, and Data Science Lead until September 2019. Earlier in his career, Mr. Liu was a research scientist at PARC, a Xerox company. Mr. Liu holds a Bachelor’s degree from Tsinghua University, a Masters in Computer Science from the University of Southern California, and a Ph.D. in Industrial and System Engineering from the University of Southern California.
Non-Employee Directors
Piotr Szulczewski is our founder and served as Chief Executive Officer from our inception in July 2010 through February 2022. Mr. Szulczewski has also served as a director since the Company’s inception and as Chair from the Company’s inception until April 2021. Prior to founding the Company, Mr. Szulczewski served in various positions at Google, Inc., a technology company, including as a technical lead and senior software engineer, from April 2005 until January 2009. Mr. Szulczewski holds a B.S. in mathematics and computer science from University of Waterloo. We believe Mr. Szulczewski is qualified to serve as a member of our Board based on the perspective and experience he brings as our Company’s founder and former Chief Executive Officer.
Julie Bradley has served on our Board of Directors since October 2020. Ms. Bradley was previously the Chief Financial Officer of Tripadvisor, Inc., a publicly traded online travel planning site, from October 2011 to November 2015. Prior to joining Tripadvisor, Ms. Bradley also served as the Chief Financial Officer of Art Technology Group, Inc., a publicly traded ecommerce software company, as Vice President of Finance for Akamai Technologies, Inc., a publicly traded delivery network, cybersecurity, and cloud service company, from 2000 to 2005, and as an accountant at Deloitte & Touche LLP. Ms. Bradley currently serves on the boards of GoodRx and First Watch Restaurant Group as a member of the audit committee, and Highland Transcend Partners serving as a member of the compensation committee. Ms. Bradley previously served on the boards of other publicly traded companies, including Wayfair Inc., from September 2012 to May 2021, where she was the Chair of the audit committee and a member of the governance committee, Blue Apron, Inc. from September 2015 to October 2020, Constant Contact, Inc. from June 2015 to February 2016, and ExactTarget, Inc. from September 2012 to July 2013. Ms. Bradley holds a B.A. from Wheaton College. We believe that Ms. Bradley is qualified to serve as member of our Board due to her extensive public company board experience and her finance experience at publicly traded technology companies.
Tanzeen Syed was appointed Chairperson in February 2022 and has served on our Board of Directors since October 2016. Mr. Syed is a Managing Director at General Atlantic and serves as a Director of the company, focusing on investments in General Atlantic’s Technology sector. He rejoined General Atlantic in June 2018 after working there from 2006 to September 2013. Prior to rejoining General Atlantic, Mr. Syed was a Director at Temasek, an investment company, from July 2015 until June 2018, where he led U.S. technology growth investments, and prior to that, Mr. Syed was a Vice President at Great Hill Partners from October 2013 to June 2015, where he focused on Internet and software growth investing. Mr. Syed currently serves as a director on the board of Riskified Ltd., a public portfolio company, and holds a board observer seat at Duolingo. Mr. Syed also serves as a director on the board of Kiwi.com, s.r.o., an online travel booking
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platform and private portfolio company of General Atlantic. Mr. Syed may be deemed to have a significant influence on the management or operations of these entities. Mr. Syed holds a B.A. in Economics and Political Science from Macalester College. We believe that Mr. Syed is qualified to serve as a member of our Board due to his extensive experience with ecommerce and technology companies.
Stephanie Tilenius has served on our Board of Directors since August 2020. She is currently the CEO of Vida Health, Inc., a mobile continuous healthcare platform, which she founded in January 2014. Ms. Tilenius was an Executive in Residence at Kleiner Perkins Caufield & Byers, a venture capital firm, from June 2012 until October 2014, primarily focusing on companies within its Digital Growth Fund. From February 2010 until June 2012, Ms. Tilenius was Vice President of Global Commerce and Payments at Google, Inc., a technology company, where she oversaw digital commerce, product search and payments. Prior to joining Google, she served in various positions at eBay Inc. from March 2001 until October 2009, ultimately as Senior Vice President of eBay.com and Global Products. Ms. Tilenius was also a co-founder of PlanetRx.com, an online healthcare provider. She currently serves on the board of directors of SeaGate Technology PLC and serves as a member of the audit committee. Within the past five years, Ms. Tilenius has served on the boards of directors of Tradesy, Tapestry, Inc., and Redbubble Limited. Ms. Tilenius holds a B.A. and an M.A from Brandeis University and an M.B.A. from the Harvard Business School. We believe that Ms. Tilenius is qualified to serve as a member of our Board of Directors due to her senior executive experience in the consumer internet and ecommerce sectors, as a company founder and as a board member for other public and private companies.
Hans Tung has served on our Board of Directors since January 2014. Mr. Tung is a Managing Partner at GGV Capital, a venture capital firm, where he has worked since October 2013, in Menlo Park, CA. Prior to joining GGV, Mr. Tung was a managing partner at Qiming Venture Partners, a venture capital firm, in Shanghai, China. Mr. Tung began his VC career with Bessemer Venture Partners, a venture capital firm, in Menlo Park, CA, and was a former entrepreneur himself and a former technology banker at Merrill Lynch in New York and Hong Kong. Mr. Tung currently also serves as an independent director of Poshmark, Inc. (a company listed on the NASDAQ (ticker: POSH)), and has served on the board of directors of private companies including Shelf Engine in Seattle, Bowery Farming in New York City, Stockx in Detroit, Yamibuy in Los Angeles, and previously Musical.ly (which is now Tiktok) and Xiaomi. He holds a B.S. in Management Science and Engineering from Stanford University. We believe that Mr. Tung is qualified to serve as a member of our Board of Directors due to his extensive experience with ecommerce companies, as well as his experience as a venture capitalist investing in technology companies.
Corporate Governance and Board Matters
Director Independence
As required under the listing standards of the Nasdaq Select Global Market (“Nasdaq”), a majority of the members of a listed company’s board of directors must be independent. Management and outside counsel have reviewed the directors’ responses to a questionnaire asking about their transactions, relationships, and arrangements with us (and those of their immediate family members), and other potential conflicts of interest. Other than as set forth in this Proxy Statement, these questionnaires did not disclose any transactions, relationships, or arrangements that question or compromise the independence of our directors or director nominees. After reviewing this information, our Board of Directors affirmatively determined that each of our non-employee directors, with the exception of Mr. Szulczewski and Ms. Reses, was an independent director within the meaning of the applicable Nasdaq listing standards in 2021. The independent members of our Board of Directors will hold separate regularly scheduled executive session meetings at which only independent directors are present.
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Information Regarding the Board of Directors and its Committees
As required under Nasdaq listing standards, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. During fiscal year 2021, our Board held eight (8) meetings and there were eight (8) Audit Committee meetings, six (6) Compensation Committee meetings, and three (3) Nominating and Corporate Governance Committee meetings. The following table provides membership information for each Board committee during 2021:
Name	Independent	Audit	Compensation	Nominating and Corporate Governance
Piotr Szulczewski
Julie Bradley
Ari Emanuel(1)
Joseph Lonsdale(2)
Jacqueline Reses(3)
Tanzeen Syed
Stephanie Tilenius
Hans Tung

Committee Chair
(1)	Mr. Emanuel resigned from the Board of Directors on September 1, 2021.
(2)	Mr. Lonsdale resigned from the Board of Directors on December 20, 2021.
(3)
Ms. Reses resigned from her membership on the Compensation Committee upon her appointment as Executive Chair in April 2021. Ms. Reses resigned from her position as Executive Chair and the Board of Directors on February 4, 2022.

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Board Diversity Matrix
Board Diversity Matrix (As of February 14, 2022)
Total Number of Directors		6
	Female	Male	Non-Binary	Did Not Disclose Gender(1)
Directors	2	2	—	2
Number of Directors Who Identify in Any of the Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	2	—	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background(1)	2
(1)	Two of our six directors did not consent to us publicly disclosing any diversity and/or demographics information.
Below is a description of each Committee of the Board of Directors. The Board of Directors has determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees meets the applicable rules and regulations regarding “independence” and also that each member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to Company matters.
Audit Committee
The members of our Audit Committee are Mses. Bradley and Tilenius, and Mr. Tung, each of whom can read and understand fundamental financial statements. Each is independent under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to audit committee members. Ms. Bradley chairs the Audit Committee. Our Board of Directors has determined that Mses. Bradley and Tilenius each qualify as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of Nasdaq.
Our Audit Committee assists our Board of Directors’ oversight of the quality and integrity of our financial statements; our compliance with legal and regulatory requirements; the qualifications, independence, and performance of our independent registered public accounting firm; the effectiveness of our internal controls over financial reporting; and risk assessment and risk management. Among other matters, our Audit Committee’s responsibilities include:
•
Reviewing and discussing with our management and independent registered public accounting firm our financial reporting processes and the design, implementation, and maintenance of our internal controls, including the adequacy and effectiveness of those controls and procedures;

•	Discussing with our management and independent registered public accounting firm the scope of the annual audit and the results of the annual audit and quarterly reviews of our financial statements;
•	Appointing, retaining, compensating, and overseeing the work of our independent registered public accounting firm;
•	Approving the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;
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•	Reviewing and evaluating the lead audit partner of the independent registered public accounting firm;
•	Reviewing annual reports from the independent registered public accounting firm describing its internal quality-control procedures;
•	Reviewing critical accounting policies and practices;
•	Reviewing and overseeing all related person transactions in accordance with our policies and procedures;
•	Reviewing and approving our Code of Conduct and Ethics and our compliance with anti-corruption and anti-bribery laws; and
•
Establishing procedures for the receipt, retention, investigation, and treatment of any complaints regarding questionable accounting, internal accounting controls, or auditing matters, and potential violations of our Code of Conduct and Ethics as well as ensuring the ability of employees to make confidential, anonymous submissions regarding such concerns.

To fulfill the above obligations, our Audit Committee relies on: management for the preparation and accuracy of the Company’s financial statements; both management and the Company’s internal audit function for establishing effective internal controls and procedures to ensure the Company’s compliance with accounting standards, financial reporting procedures, and applicable laws and regulations; and the Company’s independent registered public accounting firm for unbiased, diligent audit or review, as applicable, of the Company’s financial statements and the effectiveness of the Company’s internal controls over financial reporting. The members of the Audit Committee are not employees of the Company and are not responsible for conducting the audit or performing other accounting procedures.
Our Audit Committee charter can be found on the “Corporate Governance” section of our investor relations website at www.ir.wish.com. Each of Mses. Bradley and Tilenius, and Mr. Tung served on the Audit Committee during 2021. The Audit Committee held eight (8) meetings and acted by written consent one (1) time during 2021. Each member of the Audit Committee attended all of the Audit Committee meetings.
Compensation Committee
The members of our Compensation Committee are Messrs. Syed and Tung. Ms. Reses served on our Compensation Committee until her appointment as our Executive Chair in April 2021. Mr. Joseph Lonsdale served on our Compensation Committee until his resignation in December 2021. Mr. Syed chairs our Compensation Committee. Each member of our Compensation Committee is: (i) independent under the rules and regulations of the SEC and the listing standards of Nasdaq applicable to Compensation Committee members; (ii) a “non-employee director,” as defined in Rule 16b-3 adopted under Section 16 of the Exchange Act; and (iii) an “outside director” under Regulation Section 1.162-27 adopted under Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee assists the Board of Directors with its oversight of the compensation of executive officers and directors, and administers compensation and incentive plans for employees and other service providers. Among other matters, our Compensation Committee’s responsibilities include:
•	Reviewing, determining, and approving all compensation to be paid or awarded to all executive officers;
•	Reviewing and recommending to the Board corporate performance goals and objectives relevant to executive compensation;
•	Overseeing annual succession and leadership development planning for the CEO and management’s succession and leadership development plans for other executive officers and key employees;
•	Administering and overseeing our equity incentive plans and employee stock purchase plan;
•	Overseeing compliance with legal and regulatory requirements associated with compensation of our executives, other employees, and non-employee directors;
•	Managing the risks associated with compensation policies and programs, including an annual review of our risk management processes related to compensation programs; and
•
Reviewing annually our overall compensation philosophy and strategy, including base salary, incentive compensation, and equity-based grants, including whether they promote stockholder interests and support our strategic objectives.

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Our Compensation Committee charter can be found on the “Corporate Governance” section of our investor relations website at www.ir.wish.com. Each of Messrs. Lonsdale, Syed, and Tung, and Ms. Reses served on our Compensation Committee during 2021. Our Compensation Committee held six (6) meetings and acted by written consent nine (9) times during 2021. Each member of our Compensation Committee attended all of the Compensation Committee meetings, except for Mr. Lonsdale, who missed three (3) meetings. Mr. Szulczewski, our former Chief Executive Officer, did not participate in the determination of his own compensation or compensation of directors, but made recommendations regarding the amount of the compensation of the other executive officers and key employees. Further, Mr. Talwar, our newly appointed Chief Executive Officer, does not participate in the determination of his own compensation or the compensation of directors. However, Mr. Talwar makes recommendations to our Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and Mr. Talwar participates in our Compensation Committee’s deliberations about their compensation. Ms. Liu, our Chief Financial Officer, and Ms. Dawn Nott, our Vice President of Human Resources, also assist our Compensation Committee in its executive officer, director, and employee compensation deliberations. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Mr. Syed and Ms. Tilenius. Mr. Emanuel served on the Nominating and Corporate Governance Committee until his resignation in September 2021. Mr. Syed chairs the Nominating and Corporate Governance Committee. Each member of our Nominating and Corporate Governance Committee is independent as currently defined under Nasdaq listing standards. Our Nominating and Corporate Governance Committee assists our Board of Directors with its oversight of and identification of individuals qualified to become members of our Board, consistent with criteria approved by our Board, and selects, or recommends that our Board selects, director nominees, develops and recommends to our Board a set of corporate governance guidelines, and oversees the evaluation of our Board. Among other matters, our Nominating and Corporate Governance Committee’s responsibilities include:
•	Overseeing the Board evaluation process, including conducting periodic evaluations, and reviewing the composition and size of the Board;
•	Developing the criteria for Board membership and establishing procedures for the submission of director nominees to the Board;
•	Reviewing the effectiveness of our Corporate Governance Guidelines and recommending proposed changes to the Board, including a review of the Board’s leadership structure; and
•	Developing recommendations for continuing education programs for directors and overseeing any programs relating to corporate responsibility.
Our Nominating and Corporate Governance Committee charter can be found on the “Corporate Governance” section of our investor relations website at www.ir.wish.com. The Nominating and Corporate Governance Committee held three (3) meetings during 2021. Each member of the Nominating and Corporate Governance Committee attended all of the Nominating and Corporate Governance Committee meetings, except for Ms. Tilenius, who missed one (1) meeting.
Our Nominating and Corporate Governance Committee believes that the minimum qualifications and skills that candidates for director should possess include: (i) the highest professional and personal ethics and values, (ii) a commitment to enhancing stockholder value, and (iii) sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. The Committee also considers the following factors, in no particular order of importance: (i) various and relevant career experience, (ii) relevant skills, such as an understanding of the Company’s business and technology, (iii) financial expertise, (iv) diversity, and (v) local and community ties. Notwithstanding the foregoing, our Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time.
Under our Corporate Governance Guidelines, diversity is one of several critical factors considered by the Nominating and Corporate Governance Committee when evaluating the composition of our Board of Directors, amongst other selection criteria. We consider various diversity factors when considering director candidates, including race, ethnicity, gender, age, professional experience, national origin, and geography. Our Board of Directors currently includes directors embodying a range of diversity. We believe each director contributes to our Board’s overall diversity by providing a variety of perspectives based on distinct personal and professional experiences and backgrounds.
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We are committed to maintaining and enhancing the diversity of our Board of Directors and in furtherance of this, the Nominating and Corporate Governance Committee will conduct annual self-evaluations to assess its performance and effectiveness, which we expect will include its consideration of diversity and other selection criteria.
Our Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by our Board or the Committee for consideration. If a stockholder of the Company wishes to recommend a director candidate for consideration by our Nominating and Corporate Governance Committee, the stockholder recommendation should be delivered to the Secretary of the Company at the principal executive offices of the Company, and must include information regarding the candidate and the stockholder making the recommendation.
Compensation Committee Interlocks and Insider Participation
Each of Messrs. Lonsdale, Syed, and Tung, and Ms. Reses served on our Compensation Committee during 2021. Ms. Reses served on our Compensation Committee until her appointment as our Executive Chair in April 2021. Mr. Lonsdale served on our Compensation Committee until his resignation from the Board in December 2021. None of the members of our Compensation Committee during the 2021 fiscal year (or at any other time) simultaneously served as an officer or employee of the Company. No interlocking relationship exists, or during fiscal year 2021 existed, between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.
Board Leadership Structure
Our Board of Directors represents our stockholders and the Board’s primary purpose is to build long-term stockholder value. Our Board of Directors also believes it is important to determine a board leadership structure that ensures the independent oversight of management as our Company continues to grow. Under our Corporate Governance Guidelines, our Board of Directors is not required to separate the offices of the chairperson and the chief executive officer but may do so if it deems it advisable and in the best interests of the Company and its stockholders. In early 2021, given our growth as a business, our Board of Directors determined it was an appropriate time to separate the roles of chairperson and chief executive officer and therefore appointed Ms. Reses as Executive Chair in April 2021. Consequently, given that our Executive Chair was not an independent director, as defined under the rules of the Nasdaq, our Board of Directors determined to keep the role of Lead Independent Director during 2021, which was filled by Mr. Syed. Our Executive Chair was responsible for providing strategic guidance to our Chief Executive Officer and management and was in charge of presiding over meetings of the full Board. Our Chief Executive Officer sets the strategic vision of the Company, provides general supervision and direction over the day-to-day affairs of the Company, and presides at all stockholder meetings. Our Lead Independent Director was responsible for conducting sessions with the independent directors as part of every Board of Directors meeting and chairing all meetings of the independent directors. Our Lead Independent Director also served as a liaison among our Executive Chair, our Chief Executive Officer, and the independent directors. However, upon Ms. Reses’ resignation as Executive Chair and from the Board of Directors in February 2022, our Board of Directors appointed Mr. Syed, our then serving Lead Independent Director, as Chairperson. As a result, a Lead Independent Director is no longer necessary at this time. We believe this structure of a separate Chairperson and Chief Executive Officer, combined with a Lead Independent Director, if and when necessary, results in an effective balancing of responsibilities, and is the optimal structure for overseeing the strategic direction and leadership of the Company while also ensuring effective communication among Board members.
Risk Oversight Management
Our Board of Directors provides risk oversight for the Company by receiving management presentations, including risk assessments, from all functional areas of the Company, and discussing these assessments with management. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure. Our executive officers are responsible for the day-to-day management of the material risks we face. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board of Directors to understand our risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cyber security, strategic, and reputational risk. Our Board of Directors administers its oversight function directly as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. Our Board of Directors has delegated responsibility related to certain risks to the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.
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The Audit Committee discusses with management and our independent registered public accounting firm our risk management guidelines and policies, our major financial risk exposures, and the steps needed or taken to monitor and control such exposures. The Nominating and Corporate Governance Committee has primary responsibility to oversee risks related to Board structure and composition, and corporate governance. Our Compensation Committee oversees risks related to our compensation programs, and discusses with management its annual assessment of employee compensation policies and programs. Based upon this review, our Compensation Committee believes that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company in the future. Specifically, we believe that the elements of our compensation program do not encourage unnecessary or excessive risk taking. Base salaries are fixed in amount, and thus do not encourage risk taking. A significant proportion of the compensation provided to our executives, and a material amount of the compensation provided to other employees, is in the form of long-term equity awards that are important to help further align employee interests with those of our stockholders. We do not believe that these awards encourage unnecessary or excessive risk taking because the ultimate value of the awards is tied to our stock price, and because awards are subject to long-term vesting schedules to help ensure that employees have significant value tied to long-term stock price performance.
Stockholder Communications with our Board of Directors
Stockholders wishing to communicate with our Board of Directors or with an individual member of our Board of Directors may do so by writing to our Board of Directors or to the particular member of our Board of Directors, care of the General Counsel and Secretary by mail to our principal executive offices, Attention: General Counsel and Secretary. The front of the envelope should indicate that it contains stockholder communication. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to: (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals, or (ii) service of process or any other notice in a legal proceeding.
Meetings of the Board of Directors
Our Board of Directors met eight (8) times during 2021. Each member of our Board of Directors attended at least 75% of the aggregate of the meetings of our Board of Directors and of the Committees on which he or she served, held during the period for which such member was a Director or Committee Member, except for Mr. Lonsdale who missed three (3) Board meetings and three (3) Compensation Committee meetings. Members of our Board of Directors also consulted informally with management from time to time and our Board of Directors acted by written consent three (3) times during 2021. While we do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, all directors are encouraged to attend our 2022 Annual Meeting of Stockholders. At our 2021 Annual Meeting of Stockholders, all of our then-serving directors were in attendance.
Corporate Governance Guidelines
Our Board of Directors has adopted corporate governance guidelines to ensure that our Board of Directors has the necessary practices in place to review and evaluate Wish’s business operations and long-term strategy. The corporate governance guidelines set forth the practices our Board of Directors follows with respect to board and corporate governance, including board leadership, evaluating management’s performance and compensation, formulating company strategy, overseeing risk management and legal and ethical compliance, and managing potential conflicts of interest, among other responsibilities. The corporate governance guidelines, as well as the charters for each committee of our board of directors, are posted on our website.
Corporate Responsibility
We are committed to creating and maintaining a workplace free from discrimination or harassment on the basis of race, color, citizenship, religion, creed, national origin, ancestry, gender, sexual orientation, age, marital status, veteran status, disability, medical condition, or any other status protected by applicable law. Our global employment policies and compliance trainings prohibit such discrimination and harassment. Our management team and employees are also expected to exhibit and promote honest, ethical, and respectful conduct in the workplace. Moreover, we believe our values-based culture is a critical component to our success and our employees are critical to the
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success of our Company. We strive to create a supportive environment, where employees can contribute, learn, and grow in their careers. Our Company also prioritizes employee development and training, which we believe has a direct impact on employee growth, engagement, and retention. Additionally, we support the well-being of our employees by providing regular mental health breaks and wellness benefits to support their overall health and ongoing well-being.
Our community engagement mirrors our internal philosophy. We are committed to making a positive impact on the world we live in and this starts by making e-commerce inclusive, for both users and merchants. We have launched and participated in various community initiatives, including Black Girls CODE, Save Lives Wish, and Wish Local Empowerment Program. Through these initiatives, we strive to grow the number of women of color working in technology, meet the needs of frontline staff in medical centers by donating PPE, and fund independent, black-owned retail businesses through grants to help support, enhance, and reinvigorate their business.
Code of Conduct and Ethics
Our Board of Directors has adopted a Code of Conduct and Ethics, which applies to all of our employees, officers, and directors. We also expect our contractors, consultants, suppliers, agents, and other third parties to follow our Code of Conduct and Ethics in connection with their work for us. The full text of our Code of Conduct and Ethics is posted on the “Corporate Governance” section of our investor relations website at www.ir.wish.com. We intend to disclose future amendments to, or waivers, of our Code of Conduct and Ethics as and to the extent required by SEC regulations, at the same location on our website identified above and in public filings. Our Code of Conduct and Ethics represents our commitment to business integrity. The purpose of our Code of Conduct and Ethics is to promote compliance with applicable laws, regulations, and company policies; address common ethical situations we could encounter in our business; promote integrity and the highest standards of ethical conduct; and avoid even the appearance of anything improper in connection with our business activities.
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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 11, 2022 for:
•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;
•	each of our directors and director nominees;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, based on information from Company records and filings with the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us and filings with the SEC, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that they each beneficially own, subject to applicable community property laws.
We have based our calculation of the percentage of beneficial ownership on 598,146,468 shares of our Class A common stock and 65,663,074 shares of our Class B common stock outstanding as of April 11, 2022. In cases of holders who are not directors, director nominees and named executive officers, Schedules 13G or 13D filed with the SEC (and, consequently, ownership reflected here) often reflect holdings as of a date prior to April 11, 2022. We have deemed shares of our Class B common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 11, 2022 or issuable pursuant to RSUs which are subject to vesting and settlement conditions expected to occur within 60 days of April 11, 2022 (assuming the satisfaction of the liquidity-based vesting condition) to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is One Sansome Street, 33rd Floor, San Francisco, California 94104.
	Shares Beneficially Owned				% of Total Voting Power(1)
Name of Beneficial Owner	Class A Shares	%	Class B Shares	%
Named Executive Officers and Directors:
Piotr Szulczewski(2)	—	—	100,623,930	91.9	72.2
Shares subject to voting proxies(3)	97,520	—	5,904,724	5.4	6.2
Total(2)(3)	97,520	—	106,528,654	97.3	78.4
Vijay Talwar(4)	405,405	*	—	—	—
Julie Bradley(5)	24,935	—	27,777	—	—
Tanzeen Syed(6)	27,085	—	—	—	—
Stephanie Tilenius(7)	24,505	—	27,777	—	—
Hans Tung(8)	33,548,951	5.6	—	—	1.8
Rajat Bahri(9)	2,083	—	—	—	—
Brett Just(10)	166,531	—		—	—
Jennifer Oliver(11)	139,205	—	—	—	—
Vivian Liu(12)	640,604	*	—	—	—
Farhang Kassaei(13)	592,097	*	—	—	—
Tarun Jain(14)	503,481	*	—	—	—
Jacqueline Reses(15)	297,309	—	—	—	—
All executive officers and directors as a group (15 persons)(16)	37,323,440	6.2	100,760,179	92.0	73.5
Other 5% Stockholders:
Entities affiliated with DST Global(17)	38,301,392	6.4	—	—	2.0
Entities affiliated with Formation8 Partners(18)	45,139,035	7.5	—	—	2.4
Entities affiliated with GGV Capital(19)	33,426,711	5.6	—	—	1.7
The Vanguard Group(20)	37,742,834	6.3			2.0
*	Less than one percent.
16    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, held beneficially as a single class. The holders of our Class B common stock are entitled to 20 votes per share, and holders of our Class A common stock are entitled to one vote per share. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis, such that each holder of Class B common stock beneficially owns an equivalent number of shares of Class A common stock.

(2)
Consists of (i) 56,802,614 shares of Class B common stock, (ii) 43,375,000 shares of Class B common stock issuable upon exercise of options exercisable within 60 days of April 11, 2022, and (iii) 446,316 shares of Class B common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Mr. Szulczewski also holds 635,972 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(3)
Consists of (i) 97,520 shares of our Class A common stock and (ii) 5,904,724 shares of our Class B common stock held by other stockholders over which Mr. Szulczewski holds an irrevocable proxy, pursuant to voting agreements between Mr. Szulczewski, us and such stockholders, including certain of our directors and holders of more than 5% of our capital stock with respect to certain matters, as indicated in the footnotes below. We do not believe that the parties to these proxies constitute a "group" under Section 13 of the Securities Exchange Act of 1934, as amended, as Mr. Szulczewski exercises voting control over these shares.

(4)
Consists of 405,405 shares of Class A common stock issuable upon exercise of outstanding stock options exercisable within 60 days of April 11, 2022. Mr. Talwar also holds 6,081,081 options and 4,633,204 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(5)
Consists of (i) 27,777 shares of Class B common stock and (ii) 24,935 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Ms. Bradley also holds 83,333 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(6)	Consists of 27,085 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022.
(7)
Consists of (i) 27,777 shares of Class B common stock and (ii) 24,505 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Ms. Tilenius also holds 83,333 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(8)
Consists of (i) 26,729,963 shares of Class A common stock held by GGV Capital IV L.P., (ii) 6,227,525 shares of Class A common stock held by GGV Capital Select L.P., (iii) 566,743 shares of Class A common stock held by GGV Capital IV Entrepreneurs Fund L.P., and (iv) 24,720 shares of Class A common stock issuable to Mr. Tung upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. The general partner of GGV Capital Select L.P. is deemed to share voting and investment power with regard to the securities held directly by such entities. The address for Mr. Tung is c/o GGV Capital, 3000 Sand Hill Road, Building 4, Suite 230, Menlo Park, California 94025.

(9)	Consists of 2,083 shares of Class A common stock. Mr. Bahri resigned from his position as Chief Financial Officer in July 2021.
(10)
Consists of (i) 76,204 shares of Class A common stock and (ii) 98,570 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Mr. Just also holds 443,538 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022. Mr. Just served as our co-interim Chief Financial Officer from July 2021 until November 2021.

(11)
Consists of (i) 71,073 shares of Class A common stock and (ii) 68,132 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Ms. Oliver also holds 266,932 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022. Ms. Oliver served as our co-interim Chief Financial Officer from July 2021 until November 2021.

(12)
Consists of (i) 163,281 shares of Class A common stock and (ii) 477,323 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Ms. Liu also holds 4,850,885 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(13)
Consists of (i) 186,833 shares of Class A common stock and (ii) 405,264 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Mr. Kassaei also holds 4,273,954 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(14)
Consists of (i) 116,659 shares of Class A common stock and (ii) 386,822 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Mr. Kumar also holds 4,052,649 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(15)
Consists of (i) 21,170 shares of Class A common stock and (ii) 276,139 shares of Class A common stock issuable upon vesting and settlement of restricted stock units within 60 days of April 11, 2022. Ms. Reses also holds 1,464,194 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(16)
Consists of (i) 971,473 shares of Class A common stock beneficially owned by our directors and named executive officers, (ii) 56,858,168 shares of Class B common stock beneficially owned by our directors and named executive officers, (iii) 405,405 shares of Class A common stock and 43,375,000 shares of Class B common stock issuable to our directors and named executive officers upon exercise of outstanding stock options exercisable within 60 days of April 11, 2022, and (iv) 2,430,574 shares of Class A common stock and 527,011 shares of Class B common stock issuable to our directors and named executive officer upon vesting and settlement of RSUs issuable within 60 days of April 11, 2022. The directors and officers also hold 6,081,081 options and 24,809,401 restricted stock units which are subject to vesting conditions not expected to occur within 60 days of April 11, 2022.

(17)
Based solely on a Schedule 13/G filed with the SEC on February 16, 2021, represents (i) 15,606,631 shares of Class A common stock held by DST Global IV, L.P. (ii) 7,331,241 shares of Class A common stock held by DST Global V, L.P., iii) 6,478,250 shares of Class A common stock held by DST Global IV Co-Invest, L.P. (iv) 5,864,012 shares of Class A common stock held by DST Investments XV, L.P. (v) 2,066,123 shares of Class A common stock held by DST Investments XVI, L.P., and (vi) 955,135 shares of Class A common stock held by DST Investments XI, L.P. as DST Global. The DST Global limited partnerships are each controlled by their respective general partner, DST Managers Limited or DST Managers V Limited (collectively, the "DST Global General Partners"). The DST Global General Partners, as applicable, hold ultimate voting and investment power over the shares held by the DST Global. Despoina Zinonos is the President of each of the DST Global General Partners. The address for DST Global is c/o Trident Trust Company (Cayman) Limited, One Capital Place, PO Box 847, Grand Cayman, KY1-1103, Cayman Islands.

(18)
Based solely on a Schedule 13/G filed with the SEC on February 14, 2022, represents (i) 40,613,396 shares of Class A common stock and 4,176,454 shares of Class B common stock held by F8 L.P., (ii) 2,049,960 shares of Class A common stock and 772,570 shares of Class B common stock held by 8VC Co-Invest L.P., (iii) 1,579,080 shares of Class A common stock held by F8Starlight II L.P., (iv) 521,790 shares of Class A common stock and 955,700 shares of Class B common stock held by Joe Lonsdale, (v) 337,061 shares of Class A common stock held by The Joseph Todd Lonsdale Trust dated March 4, 2015, (vi) 31,422 shares of Class A common stock held by the Pacific Premier Trust Roth IRA fbo Joe Lonsdale, (vii) 5,440 shares of Class A common stock held Tiberius Venture Partners and (vii) 886 shares of Class A common stock held by Lonsdale Family Holdings 2, LLC. We refer to the entities listed above as the F8 Entities. F8 GP is the general partner of each of F8 LP and F8 Starlight II. James Kim,

ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     17

Brian Koo and Joe Lonsdale are the managing members of F8 GP and may be deemed to share voting, investment and dispositive power with respect to the shares held by each of F8 LP and F8 Starlight II. The address for the F8 entities is 907 South Congress Avenue, Austin, TX 78704. 5,904,724 shares of our Class B common stock held by the F8 entities and Joe Lonsdale are subject to a proxy in favor of Mr. Szulczewski referred to in footnote (3) above.
(19)
Based solely on a Schedule 13/G filed with the SEC on February 14, 2022, represents (i) 26,729,963 shares of Class A common stock held by GGV Capital IV L.P., (ii) 6,227,525 shares of Class A common stock held by GGV Capital Select L.P. and (iii) 566,743 shares of Class A common stock held by GGV Capital IV Entrepreneurs Fund L.P. GGV Capital IV L.L.C. is the general partner of GGV Capital IV Entrepreneurs Fund L.P. and GGV Capital IV L.P. The general partner of GGV Capital Select L.P. is deemed to share voting and investment power with regard to the securities held directly by such entities. Mr. Tung disclaims beneficial ownership of such shares except to the extent of his pecuniary interest in such shares. The address for Mr. Tung is c/o GGV Capital, 3000 Sand Hill Road, Building 4, Suite 230, Menlo Park, California 94025. 97,520 shares of our Class A common stock held by GGV Capital IV Entrepreneurs Fund L.P., are subject to a proxy in favor of Mr. Szulczewski referred to in footnote (3) above.

(20)
Based solely on a Schedule 13/G filed with the SEC on February 9, 2022, represents 37,742,834 shares of Class A common stock held by The Vanguard Group, this includes (i) shared voting power over 103,890 shares of Class A common stock, (ii) sole dispositive power over 37,366,361 shares of Class A common stock, and (iii) shared dispositive power over 376,473 shares of Class A common stock. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

18    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers, and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our securities with the SEC, and to furnish us with copies of all Section 16(a) reports that they file.
To the best of our knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2021, all Section 16(a) filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were complied with, except for the following delinquent reports: (i) Forms 4 for each of Messrs. Liu, Just, Shah, Bahri, and Chuang for automatic conversion of Class B common stock to Class A common stock, (ii) Forms 4 for sell-to-cover taxes transactions for each of Mses. Oliver and Tilenius and Messrs. Chuang, Just, Shah, Kassaei, Szulczewski, and Liu, (iii) a Form 4 for an equity grant to Mr. Just, and (iv) a Form 4 for Mr. Shah for a sale pursuant to a Rule 10b5-1 plan. The Company files Section 16 reports of behalf of the Company’s directors and executive officers.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     19

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
As provided by our Audit Committee charter, our Audit Committee has the primary responsibility for the review, approval, and oversight of any “related person transaction,” which is any transaction, arrangement, or relationship (or series of similar transactions, arrangements, or relationships) in which we are, were, or will be a participant and the amount involved exceeds $120,000, and in which the related person had, has, or will have a direct or indirect material interest. Under our Related Person Transaction Policy, our management is required to submit any related person transaction not previously approved or ratified by our Audit Committee to our Audit Committee. In approving or rejecting the proposed transactions, our Audit Committee takes into account all of the relevant facts and circumstances available. Our Audit Committee will approve only those transactions that, as determined by our Audit Committee, are in, or are not inconsistent with, our best interests and the best interests of our stockholders.
Related Party Transactions
In addition to the compensation arrangements with directors and named executive officers described elsewhere in this Proxy Statement, since January 1, 2021, we were involved in the following transactions in which we were or are a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family or person sharing the household with any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.
Indemnification Agreements
We have entered into an indemnification agreement with each of our directors and executive officers. The indemnification agreements and our Certificate of Incorporation and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

20    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the compensation for our principal executive officer, each individual who served as our principal financial officer during the last completed fiscal year, and our three other most highly compensated executive officers who were serving as executive officers at the end of 2021, whom we refer to collectively herein as our “named executive officers.” Our named executive officers for 2021 were:
•	Piotr Szulczewski, our Founder and former Chief Executive Officer (our “CEO”)[1];
•	Rajat Bahri, our Chief Financial Officer until his resignation effective July 23, 2021;
•	Brett Just, our Chief Accounting Officer, and Interim Co-Chief Financial Officer from July 23, 2021 to November 10, 2021;
•	Jennifer Oliver, our Interim Co-Chief Financial Officer from July 23, 2021 to November 10, 2021;
•	Vivian Liu, our Chief Financial Officer, effective November 10, 2021;
•	Farhang Kassaei, our Chief Technology Officer, effective July 12, 2021;
•	Tarun Jain, our Chief Product Officer, effective August 2, 2021; and
•	Jacqueline Reses, our former Executive Chair, effective April 26, 2021.[2]
This Compensation Discussion and Analysis describes the material elements of our executive compensation program for our named executive officers during 2021 and discusses the key factors that were considered in determining their compensation.
Executive Transitions in 2021
Chief Financial Officer
On July 23, 2021, Mr. Bahri resigned from his position as Chief Financial Officer (“CFO”). While we were conducting a search for a new CFO, our Board of Directors appointed Mr. Just and Ms. Oliver as Interim co-Chief Financial Officers (“co-CFOs”), which appointments were effective upon the date of Mr. Bahri’s resignation. In addition to serving as co-CFOs, Mr. Just continued in his role as Chief Accounting Officer and Ms. Oliver continued in her role as Director, Financial Planning and Analysis. In connection with her interim appointment, our Compensation Committee of our Board of Directors provided Ms. Oliver with an increase in her annual base salary to $300,000 and granted her a restricted stock unit (“RSU”) award for 145,264 shares of our Class A common stock, pursuant to our 2020 Equity Incentive Plan (the “2020 Plan”). Our Compensation Committee also granted Mr. Just an RSU award for 145,264 shares of our Class A common stock pursuant to our 2020 Plan in connection with his interim appointment. The RSU awards granted to both Ms. Oliver and Mr. Just vest in four equal quarterly installments over one year, with the first 1/4th of the awards vesting on November 15, 2021.
Mr. Just and Ms. Oliver served as Interim co-CFOs from July 23, 2021 to November 10, 2021, when Ms. Liu was appointed CFO. In connection with her appointment and pursuant to the terms of her employment offer letter, our Compensation Committee set Ms. Liu’s annual base salary at $550,000 per year. Ms. Liu also received a $425,000 signing bonus, which is subject to repayment if she resigns from her position or her employment is terminated with cause prior to November 10, 2022. Pursuant to the terms of her employment offer letter, our Compensation Committee also granted Ms. Liu RSUs for 3,280,280 shares of our Class A common stock under our 2020 Plan, which was split into two awards: an inducement award for 2,950,311 shares of our Class A common stock (the “Inducement Award”) and a make-whole award for 329,969 shares of our Class A common stock (the “Make-Whole Award”). The Inducement Award vests in equal quarterly installments over approximately four years of Ms. Liu’s continuous service with us, and the Make-Whole award vests in four equal quarterly installments beginning on February 15, 2022, subject to Ms. Liu’s continuous service through each such vesting date.
Chief Technology Officer
Mr. Kassaei was appointed our Chief Technology Officer on July 12, 2021, and pursuant to the terms of his employment offer letter, our Compensation Committee set Mr. Kassaei’s annual base salary at $450,000 per year. Our Compensation Committee also granted Mr. Kassaei an RSU award for 1,770,434 shares of our Class A common stock under our 2020 Plan. Mr. Kassaei’s RSU award vests in equal quarterly installments over approximately four years of his continuous service with us.
1 Mr. Szulczewski was the Company’s CEO for all of 2021; he resigned from the CEO position effective January 31, 2022.
2 Ms. Reses resigned as Executive Chair effective February 4, 2022.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     21

EXECUTIVE COMPENSATION (continued)

Chief Product Officer
Mr. Jain was appointed our Chief Product Officer on August 2, 2021, and pursuant to the terms of his employment offer letter, our Compensation Committee set Mr. Jain’s annual base salary at $450,000 per year. Our Compensation Committee also granted Mr. Jain an RSU award for 1,475,361 shares of our Class A common stock under our 2020 Plan. Mr. Jain’s RSU award vests in equal quarterly installments over approximately four years of his continuous service with us.
Executive Chair
Our Board of Directors appointed Ms. Reses as our Executive Chair, effective April 26, 2021. Prior to that date, Ms. Reses served as one of our non-employee directors and as a member of our Compensation Committee. In connection with her appointment as our Executive Chair, our Board of Directors approved the following compensation for Ms. Reses: (i) an annual base salary of $35,000; (ii) the grant of an RSU award for 828,500 shares of our Class A common stock under the 2020 Plan (the “Reses RSU Award”); and (iii) the grant of a performance-based RSU award for 828,500 shares of our Class A common stock (the “Reses PRSU Award”). The Reses RSU Award vests over three years based on Ms. Reses’ continuous service with us, either as Executive Chair or another senior executive-level position (as determined by our Board of Directors, in its sole discretion). All or a portion of the Reses PRSU Award vests based on our achievement, on May 15, 2023, of tiered stock price multiples of our closing Class A common stock price on April 20, 2021 (with a maximum level of achievement and vesting of 200% of the PRSU Award), subject to Ms. Reses’ continued service with us, either as Executive Chair or another senior executive-level position (as determined by our Board of Directors, in its sole discretion) through such date. In the event of our change in control prior to May 15, 2023, achievement of the stock price multiple is determined at the time of such change in control based on the change in control value, provided that, the vesting of such portion of the Reses PRSU Award (the “CIC PRSU Award”) will be subject to Ms. Reses’ continued service through May 15, 2023. Notwithstanding the foregoing, if Ms. Reses is subject to a termination of employment without cause or she resigns with good reason in connection with or following such change in control (and prior to May 15, 2023), 100% of the CIC PRSU Award will accelerate and vest.
Post-2021 Executive Transitions
Chief Executive Officer
On January 31, 2022, Mr. Szulczewski resigned from his position as our CEO, but remained a member of our Board of Directors. Effective February 1, 2022, Mr. Vijay Talwar was appointed CEO and will also serve as a member of our Board of Directors.
In connection with Mr. Talwar’s appointment and pursuant to the terms of his offer letter, our Compensation Committee set Mr. Talwar’s base salary at $550,000 per year. Mr. Talwar also received a $1,800,000 signing bonus, which is subject to his continued employment through February 1, 2024, as well as a relocation bonus of $250,000. Pursuant to the terms of his employment offer letter, our Compensation Committee granted Mr. Talwar an RSU award for 4,633,204 shares of our Class A common stock. 25% of the RSUs will vest on February 15, 2023, and the remaining RSUs will vesting in equal quarterly installments over the following three years, subject to Mr. Talwar’s continuous service with us through each such vesting date. Additionally, our Compensation Committee awarded Mr. Talwar an option to purchase 6,486,486 shares of our Class A common stock. The option vests in four equal quarterly installments over four years beginning on February 15, 2022, subject to Mr. Talwar’s continuous service.
Executive Chair
On February 4, 2022, and in connection with Mr. Sculzcewski’s resignation and Mr. Talwar’s appointment as CEO, Ms. Reses resigned from her position as Executive Chair. Upon her resignation, Ms. Reses entered into a consulting agreement with us pursuant to which she will provide transition and other consulting services to our CEO and our Board of Directors, with such agreement expiring in May 2023. In connection with the consulting agreement, our Board of Directors approved the modification of the Reses RSU Award and the Reses PRSU Award, which (i) eliminated the performance condition applicable to the Reses PRSU Award, so that the award will be eligible to vest (at target) based solely on Ms. Reses’ continued service with us and (ii) provides for continued vesting of both awards during her continued consulting services with us.
Compensation Philosophy and Design
Our executive compensation program is designed to allow us to hire, retain, and motivate talented executives, who enable us to succeed in a rapidly evolving competitive environment and achieve our financial and strategic objectives. We expect our executive team to demonstrate strong leadership and management capabilities and to strengthen our culture, all of which are critical to our success.
Our executive compensation program is oriented towards our long-term retention and value creation objectives, and structured to ensure that a significant portion of an executive’s target total direct compensation opportunity is at risk and tied to the creation of stockholder value.
22    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)

Our executive compensation program is simple and easy to understand and administer. We avoid tying executive compensation to a limited number of prescribed short-term financial or strategic objectives. Instead, we strive to achieve the following objectives:
•	Provide market-competitive compensation opportunities to hire, motivate, and retain high-performing executives whose experience, skills, and impact are critical to our success;
•
Provide fixed cash compensation and long-term incentives that encourage appropriate levels of risk-taking by the executives and align their interests with those of our Company and its stockholders; and

•	Ensure that our compensation arrangements are equitable for similarly-situated executives to drive collaboration towards achievement of our long-term business goals.
For our executives other than our CEO, our compensation program generally contains two basic components:
•	Annual base salaries; and
•	Periodic grants of time-based RSU awards with a four-year vesting requirement.
In addition, and in 2021, we also provided discretionary bonuses to certain named executive officers as well as a performance-based RSU to our Executive Chair.
To focus our named executive officers on the achievement of our business objectives, a majority of their compensation is equity-based. We emphasize the use of equity compensation in the form of RSU awards to motivate our named executive officers to focus on the growth of our overall enterprise value and, correspondingly, to create sustainable long-term value for our stockholders. Our use of RSU awards is also consistent with broad competitive market practices at comparable technology companies. We believe that having a substantial portion of our named executive officers’ target total direct compensation tied to RSU awards aligns more closely with our business strategy to focus on long-term growth and innovation. We desire that our named executive officers share in the risk and rewards of our long-term performance, similar to our stockholders.
For our executive officers, we may also grant discretionary performance-based RSU awards, which we believe provide greater incentive and retention objectives for them, as well as further aligning their interests with those of our stockholders.
To maintain a competitive executive compensation program, we offer cash compensation in the form of annual base salaries to reward individual contributions and to compensate our executives for their day-to-day responsibilities. We typically do not also provide any form of short-term cash incentive program to our named executive officers; however, in 2021 we paid discretionary bonuses to our Interim Co-CFOs, which were related to their efforts in connection with our initial public offering. We expect our named executive officers to perform at a level deserving of a bonus, however, and have taken this into consideration along with our ongoing corporate financial performance in establishing their current target total direct compensation opportunities.
Our Compensation Committee evaluates our compensation policies and practices on an ongoing basis to determine whether they are appropriate to hire, retain, and reward outstanding performers. Such evaluations may result in refinements to the compensation program, including changes in how compensation is determined and awarded.
Stockholder Advisory Votes on Named Executive Officer Compensation
At our 2021 annual meeting of stockholders, we conducted our initial non-binding stockholder advisory vote on the frequency with which we should hold future non-binding stockholder advisory votes on the compensation of our named executive officers (known as a “say on pay” vote). Our stockholders overwhelmingly agreed with the recommendation of our Board of Directors that we should hold our say on pay vote on an annual basis.
At our 2021 annual meeting of stockholders, we also conducted our initial say on pay vote. Our stockholders overwhelmingly agreed with the recommendation of our Board of Directors to approve, on an advisory basis, the compensation of our named executive officers with over 99% of the votes cast (not including abstentions and broker non-votes) voted in favor of this proposal.
Our Compensation Committee considers feedback from our stockholders, including the results of the say on pay vote, and based on the support of our stockholders, our Compensation Committee believes that our stockholders support the underlying philosophy and design of our executive compensation program and has made no substantive changes to our executive compensation program for 2022.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     23

EXECUTIVE COMPENSATION (continued)

Compensation-Setting Process
During 2021, our CEO, our Board of Directors, and our Compensation Committee were involved in determining the compensation of our executive officers, including our named executive officers.
Role of Our Compensation Committee
Our Compensation Committee is responsible for our executive compensation program, including establishing our executive compensation philosophy, policies, and practices, and making compensation recommendations to our Board of Directors on all compensation of all our executive officers, including our named executive officers. The members of our Compensation Committee periodically discuss our overall executive compensation philosophy and review quantitative competitive market data (with the assistance of external consultants and advisors) along with applicable qualitative factors relevant to compensation-decision making, including company and executive performance. As a developing, publicly-traded company, we expect that our Compensation Committee will continue to review, evaluate, modify, and enhance our executive compensation program. Consequently, our executive compensation program may, over time, vary from our historical practices.
Role of Management
Our business is conducted by our employees, managers, and officers, under the direction of our CEO and with the oversight of our Board of Directors, to enhance the long-term value of our Company and seek the best interests of our stockholders. Although our CEO does not participate in the determination of his own compensation or the compensation of the non-employee members of our Board of Directors, he does make recommendations to our Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and participates in some of the deliberations about their compensation. No other executive officers participate in the determination of the amount or form of the compensation of executive officers or directors. However, our Compensation Committee may invite any director, executive officer, or employee of the Company to participate in meetings as deemed necessary to carry out its responsibilities, provided that no such executive officer or employee will be present at meetings at which their own compensation or performance is determined.
Compensation Consultant
Our Compensation Committee has the authority to engage the services of external consultants and advisors to assist it in making recommendations and decisions regarding our executive compensation program. Compensia, a national compensation consulting firm, was originally retained by us to provide executive compensation advisory services in May 2019, and was subsequently retained by our Compensation Committee in 2020 and 2021. The advisory services Compensia provides to our Compensation Committee include the following:
•	development and continued review of a compensation peer group for purposes of conducting competitive market assessments;
•	analysis of our executive officers’ base salaries and equity compensation levels and plan structures;
•	assistance with our equity compensation strategy, including the development of equity award guidelines and an aggregate spending budget; and
•	review of considerations and market practices related to short-term cash incentive plans.
Our Compensation Committee has assessed the independence of Compensia pursuant to SEC rules and the applicable Nasdaq listing standards, and concluded that no conflict of interest arises from the work performed by Compensia or exists that would prevent Compensia from independently representing it.
Compensation Peer Group
To assist our Compensation Committee in evaluating the different components of compensation to be paid to our executive officers, our Compensation Committee relies on compensation data from a group of peer companies developed with the assistance of Compensia. In July 2020, our Compensation Committee determined the companies that would constitute our compensation peer group, and our Compensation Committee continued to use the same compensation peer group in 2021. Compensia identified potential peer companies using the following criteria:
•	Location: Companies with headquarters in the U.S., with specific focus on companies located in the San Francisco Bay Area
•	Industry: Companies with a focus on Internet and direct marketing retail, Internet services, software, and interactive media and services
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•	Revenue: Companies with revenue generally ranging from 0.5x to 2.5x our annual net commissions revenue estimate and strong (e.g., 20%+) annual revenue growth rates
•	Market Capitalization: Companies generally with a market capitalization ranging up to 2.5x our market capitalization
•	Additional Considerations: Preference for similar-stage/recently public companies
Based on these criteria, our Compensation Committee approved, in July 2020, the following companies to comprise the compensation peer group:
Chewy	Roku
DocuSign	Shopify
Dropbox	Slack Technologies
Etsy	Snap
GoDaddy	Splunk
Lyft	Square
Okta	Stitch Fix
Palo Alto Networks	Twilio
Peloton Interactive	Twitter
Pinterest	Wayfair
RingCentral	Zillow Group
Compensation Elements
We use base salary and equity compensation to provide an overall competitive total compensation package for our executive officers, including our named executive officers. Executive compensation is assessed by our Compensation Committee in the first quarter of each year.
In 2021, the majority of our executive officers were new to their roles and did not have their compensation assessed by the Compensation Committee. Set forth below are the key elements of the compensation program for our executive officers for 2021.
Base Salary
Our Compensation Committee reviews the base salaries of our executive officers in connection with our semi-annual performance review cycle. In 2021, however, the Compensation Committee did not review the base salaries of the majority of our executive officers due to their recent hire. Additionally, the base salaries for Messrs. Szulczewski and Bahri were assessed in September 2020, prior to our initial public offering, and no further changes were made for 2021. At that time, our Compensation Committee reviewed the base salaries utilizing an analysis prepared by Compensia, taking into account competitive market data from our compensation peer group, and a review of each individual’s performance, criticality, tenure, and expected future contributions.
The base salaries of Mses. Liu and Reses and Messrs. Kassaei and Jain were set by our Compensation Committee when they commenced employment with us, and were negotiated as part of their employment packages with us. In addition, Ms. Oliver’s base salary was increased in connection with her appointment as Interim Co-CFO.
The annual base salaries of our named executive officers during 2021 (and 2020, to the extent the named executive officer was employed by us at that time) were as follows:
Named Executive Officer	2021 Base Salary	2020 Base Salary
Mr. Szulczewski	$450,000	$450,000
Mr. Bahri	$515,000(1)	$425,000
Mr. Just	$335,750	$305,000(2)
Ms. Oliver	$300,000(3)	$226,800(4)
Ms. Liu	$550,000	—
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Named Executive Officer	2021 Base Salary	2020 Base Salary
Mr. Kassaei	$450,000	—
Mr. Jain	$450,000	—
Ms. Reses	$35,000	—
(1)	Represents Mr. Bahri’s annual base salary compensation following our annual performance review cycle in September 1, 2020.
(2)	Represents Mr. Just’s annual base salary compensation following our annual performance review cycle in September 1, 2020.
(3)
Represents Ms. Oliver’s annual base salary compensation following her appointment to Interim Co-CFO on August 25, 2021 to $300,000. It was previously increased in 2021 to $260,554 in connection with our annual performance review cycle.

(4)	Represents Ms. Oliver’s annual base salary compensation following our annual performance review cycle in September 1, 2020.
Short-Term Cash Incentive Compensation
While we typically do not provide short-term cash incentives to our named executive officers, Ms. Oliver and Mr. Just each received a one-time discretionary bonus in 2021 for their contributions in connection with our initial public offering. Ms. Oliver received a bonus in the amount of $25,000 and Mr. Just received a bonus in the amount of $50,000.
Long-Term Incentive Compensation
In 2021, we used RSU awards as the long-term incentive compensation component of our executive compensation program. Consistent with our compensation objectives, we believe this approach aligned our named executive officers’ target total direct compensation with our long-term interests and allowed our named executive officers to be accountable for and participate in any future appreciation in our common stock. These RSU awards typically include a multi-year service-based vesting requirement, allowing them to serve as an effective retention tool while also motivating our named executive officers to work toward achieving our corporate objectives that we believe provide a meaningful return to our stockholders. In 2021, we also used a performance-based RSU award as a component of our executive compensation program, specifically for Ms. Reses, as further described below.
In granting equity awards, our Compensation Committee generally considers, among other things, the named executive officer’s cash compensation, the need to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value, our financial results, our total annual equity budget, an evaluation of the expected and actual performance of each named executive officer, their individual contributions and responsibilities, the retention hold of their existing outstanding and unvested equity awards and how that hold lapses over time as the awards vest, and the recommendations of our CEO (except with respect to his own equity awards) which take into account an analysis of competitive market data prepared by Compensia and internal pay parity considerations.
Annual Refresh Awards in 2021
As part of our performance review cycle in April 2021, our Compensation Committee considered the aforementioned factors to formulate its recommendation to our Board of Directors, which considered the recommendations as well as the factors described above and determined that our named executive officers other than Mr. Szulczewski be granted RSU awards. Given that Mses. Liu and Reses and Messrs. Kassaei and Jain either joined the Company or were appointed after our performance review cycle had been completed, they did not receive refresh grants in connection with the performance review.
The annual refresh awards granted to our named executive officers in 2021, other than to Mr. Szulczewski, are detailed in the following table and vest as follows: 1/16th of the total number of RSUs vest on each of the quarterly Company vesting dates following the date of grant, subject to the officer’s continued service to us through each such vesting date. The quarterly Company vesting dates are February 15th, May 15th, August 15th and November 15th.
Named Executive Officer	RSU Award (# of shares)
Mr. Bahri	550,314
Mr. Just	70,754
Ms. Oliver	35,377
(1)	Reflects the grant date fair value of the RSU awards, calculated in accordance with ASC Topic 718 for stock-based compensation.
New Hire Awards in 2021
In connection with their commencement of employment with us in 2021, each of Mses. Liu and Reses and Messrs. Kassaei and Jain received RSU awards. The RSUs granted to each of Messrs. Kassaei and Jain vest over four years of continuous service with us, as
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follows: 1/16th of the total number of RSUs vest on each of the quarterly Company vesting dates following the date of grant, subject to the officer’s continued service to us through each such vesting date. The quarterly Company vesting dates are February 15th, May 15th, August 15th and November 15th.
As described above in “Executive Transitions in 2021,” Ms. Liu’s RSU awards were split into two separate awards, the Inducement Award and the Make-Whole Award. The Inducement Award vests our four years of continuous service with us, with 1/16th of the total number of RSUs subject to the Inducement Award eligible to vest on each of the quarterly Company vesting dates following the date of grant, subject to her continued service through each such vesting date. The Make-Whole Award vests in four equal quarterly installments on each of February 15, 2022, May 15, 2022, August 15, 2022 and November 15, 2022, subject to Ms. Liu’s continuous service through each such vesting date.
Additionally, in connection with Ms. Reses’ appointment as our Executive Chair and as further described above in “Executive Transitions in 2021,” Ms. Reses received two RSU awards, one with time-based vesting, which we refer to as the Reses RSU Award, and one with performance-based vesting, which we refer to as the Reses PRSU Award. The Reses RSU Award vests over three years, with 1/3rd of the total number of RSUs vesting on May 15, 2022, and an additional 1/8th of the total number of RSUs vesting on each quarterly Company vesting date thereafter, subject to Ms. Reses’ continued service through each such vesting date either as Executive Chair or another senior executive-level position (as determined by our Board of Directors, in its sole discretion). The vesting provisions applicable to the Reses PRSU Award are further described below in “2021 Executive Chair Performance-Based RSU Award.”
The new hire awards granted to our named executive officers in 2021 are set forth in the following table, with the exception of the Reses PRSU Award:
Named Executive Officer	RSU Award (# of shares)
Ms. Liu	2,950,311(1)
329,969(2)
Mr. Kassaei	1,770,434
Mr. Jain	1,475,361
Ms. Reses	828,500(3)
(1)	Represents the Inducement Award granted to Ms. Liu.
(2)	Represents the Make-Whole Award granted to Ms. Liu.
(3)	Represents the Reses RSU Award.
Promotional Awards in 2021
In connection with their promotion to Interim Co-CFO, each of Mr. Just and Ms. Oliver received a grant of RSUs, which vested as to 1/4th of the total number of RSUs on each of November 15, 2021 and February 15, 2022, and will vest as to an additional 1/4th of the total number of RSUs on each of May 15, 2022 and August 15, 2022, subject to their continued service through each vesting date. The promotional RSU grants made to Mr. Just and Ms. Oliver are set forth in the following table:
Named Executive Officer	RSU Award (# of shares)
Mr. Just	145,264
Ms. Oliver	145,264
2021 Executive Chair Performance-Based RSU Award
As described above, in connection with Ms. Reses’ appointment as our Executive Chair in May 2021, Ms. Reses was granted the Reses PRSU Award, which vests based on our achievement, on May 15, 2023, of tiered stock price multiples of our closing Class A common stock price on April 20, 2021, subject to Ms. Reses’ continued service with us, either as Executive Chair or another senior executive-level position (as determined by our Board of Directors, in its sole discretion) through such date. The target number of RSUs subject to the Reses PRSU Award is 828,500, with the minimum and maximum amounts eligible to vest based on performance as set forth
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EXECUTIVE COMPENSATION (continued)

in the following table (with straight-line interpolation applied for achievement between the levels, once the minimum achievement level of 149% is attained):
Stock Price Multiple ($)	Percentage of Target RSUs Eligible to Vest
<149%	0%
149%	25%
178%	50%
207%	100%
236%	125%
265%	150%
≥298%	200%
In the event of our change in control prior to May 15, 2023, achievement of the stock price multiple will be determined at the time of such change in control based on the change in control value, provided that the vesting of such portion of the Reses PRSU Award (the “CIC PRSU Award”) will be subject to Ms. Reses’ continued service through May 15, 2023. Notwithstanding the foregoing, if Ms. Reses is subject to a termination of employment without cause or she resigns with good reason in connection with or following such change in control (and prior to May 15, 2023), 100% of the CIC PRSU Award will accelerate and vest.
In connection with Ms. Reses’ resignation as our Executive Chair on February 4, 2022 and entry into a consulting agreement to provide transition and consulting services, our Board of Directors approved amendments to the Reses RSU Award and the Reses PRSU Award which (i) waived the performance condition applicable to the Reses PRSU Award, so that the award will be eligible to vest at target (i.e., 828,500 shares of our Class A common stock) on May 15, 2023, subject solely on Ms. Reses’ continuous service with us as a consultant (with the remaining PRSUs to be immediately forfeited), and (ii) provides for continued vesting of both awards subject to her continuous service as a consultant.
2020 CEO Performance Award
In December 2020, in conjunction with our initial public offering, Mr. Szulczewski was granted an award of RSUs under our 2010 Stock Plan covering 10,021,500 shares of our Class B common stock (the “CEO Performance Award”). As more fully described in our 2021 proxy statement, the CEO Performance Award was intended to provide retention, incentive and stockholder alignment objectives for Mr. Szulczewski and was only eligible to vest if he satisfied a service-based vesting condition and we achieved certain rigorous stock price targets over a period of up to seven years following our initial public offering. None of the stock price performance targets were achieved and Mr. Szulczewski did not vest in any portion of the CEO Performance Award during 2021. Additionally, as a result of Mr. Szulczewski’s resignation as our CEO in February 2022, the CEO Performance Award was forfeited in its entirety by Mr. Szulczewski and he will no longer eligible to vest in any portion of the award.
Health and Welfare Benefits
Our named executive officers are eligible to participate in the same employee benefit plans, and on the same terms and conditions, as all other full-time, salaried U.S. employees. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short-term and long-term disability insurance, wellness benefits, and commuter benefits.
We design our employee benefits programs to be competitive in relation to the market as well as compliant with applicable laws and best practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws, practices, and the competitive market.
Retirement Benefits
We maintain a Section 401(k) plan for our employees in the United States, including our named executive officers. The Section 401(k) plan is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended, so that contributions to the plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn, and so that contributions made by us, if any, will be deductible by us when made. Currently, we do not provide company matching contributions to participants in the Section 401(k) plan.
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We do not provide pension or other defined benefit plan arrangements for our named executive officers or other employees, nor do we provide any nonqualified defined contribution or other deferred compensation plans to any of our employees, except where required by local law.
Perquisites and other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide significant perquisites or other personal benefits to our named executive officers except as generally made available to our employees or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes. During 2021, none of our named executive officers received perquisites or other personal benefits that were, in the aggregate, $10,000 or more for each individual.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by our Compensation Committee.
Employment Arrangements
We have entered into written employment offer letters with each of our named executive officers. We believe that these arrangements were necessary to secure the service of these individuals in a highly competitive job market.
Each of these employment offer letters does not have a specific term, provides for “at will” employment (meaning that either we or the named executive officer may terminate the employment relationship at any time, with or without cause, and with or without notice) and generally sets forth the named executive officer’s initial base salary, eligibility to participate in our standard employee health and welfare benefit plans and programs, and includes a recommendation for an equity award to be approved by our Compensation Committee or our Board of Directors. In addition, each of these employment offer letters required the named executive officer to execute our standard Proprietary (Confidential) Information and Invention Assignment Agreement.
Our named executive officers are also generally eligible for certain severance and change in control-related payments and benefits pursuant to their employment offer letters and/or their severance and change in control agreements. Our severance and change in control agreements provide for certain compensation and protections in the event of certain involuntary terminations of employment, including a termination of employment in connection with a change in control of the Company, in exchange for a general release of claims. We believe these severance and change in control agreements provide reasonable compensation in the form of severance pay and certain limited benefits to the named executive officer, if he or she leaves our employ under certain circumstances, to facilitate his or her transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing named executive officer to sign a separation and release agreement in a form prescribed by us providing for a general release of all claims as a condition to receiving post-employment compensation payments or benefits. We believe that these agreements help maintain our named executive officers’ continued focus on their assigned duties to maximize stockholder value if there is a potential change in control transaction and mitigate the risk of subsequent disputes or litigation. The terms and conditions of these agreements were approved by our Board of Directors after an analysis of competitive market data in consultation with Compensia.
We believe that having in place reasonable and competitive post-employment compensation arrangements, including in the event of a change in control of the Company, are essential to attracting and retaining highly-qualified executive officers. Our Compensation Committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining our named executive officers’ compensation. We do believe, however, that these arrangements are necessary to offer competitive compensation packages. We do not provide tax reimbursement (or “gross-up”) payments to our executive officers relating to a change in control of the Company in the event that the transaction involves a “parachute payment” as defined in Section 280G of the Code and triggers an excise tax under section 4999 of the Code. Further, we have no such obligations in place with respect to any of our executive officers, including our named executive officers. For detailed descriptions of the post-employment compensation arrangements with our named executive officers, as well as an estimate of the potential payments and benefits payable thereunder, see “Potential Payments upon Termination or Change in Control” below.
Tax and Accounting Considerations
As a general matter, we review and consider the various tax and accounting implications of the compensation vehicles that we use.
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EXECUTIVE COMPENSATION (continued)

Deductibility of Executive Compensation
In approving the amount and form of compensation for our named executive officers, our Compensation Committee and our Board of Directors consider all elements of our cost of providing such compensation, including the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended.
Our Board of Directors believes that our stockholders’ interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some portion may result in non-deductible compensation expense. Thus, we expect that in future years, some portion of the compensation of our named executive officers may not be fully deductible by us for federal income tax purposes.
Accounting Implications
We follow FASB ASC Topic 718, Compensation—Stock Compensation, for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payments made to our employees and the non-employee members of our Board of Directors, including options to purchase shares of our common stock and other stock-based awards, based on the grant date “fair value” of these awards. This calculation is performed for financial accounting purposes and reported in the compensation tables below, even though recipients may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our share-based compensation awards in our income statements over the period that a recipient is required to render services in exchange for the option or other award.
Derivative Securities and Hedging Transactions
Our insider trading policy prohibits transactions by our directors, officers and other employees and their designees in publicly-traded options, such as puts and calls, and other derivative securities with respect to our Company’s securities. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding Company securities. Stock options, restricted stock units, restricted stock, stock appreciation rights, and other securities issued pursuant to our Company benefit plans or other compensatory arrangements with our Company are not subject to this prohibition.
Stock Ownership Guidelines and Requirements
Our Company does not currently have any stock ownership requirements for our executive officers and the non-employee members of our Board of Directors, however, it is strongly encouraged. We may establish a policy requiring ownership by directors and executive officers of our Company’s Class A common stock in the future.
Elements of Total Compensation—Risks and Mitigating Factors
We believe that the structure of our executive compensation program provides a mix of cash and equity compensation that balances short-term and long-term incentives. We believe that the different time horizons and metrics used in the annual and long-term elements of compensation provide incentives to build our business prudently and profitably over time, while encouraging retention of our top talent. In addition, each element of compensation has been designed and is administered in a manner intended to minimize potential risks to us. The result is a program that we believe mitigates inappropriate risk taking and aligns the interests of our executive officers with those of our stockholders. Moreover, we have determined that any risks arising from our compensation policies and practices for all of our employees are not reasonably likely to have a material adverse effect on us.
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Compensation Committee Report(1)
Our Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, our Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the following members of our Compensation Committee:
Tanzeen Syed
Hans Tung
(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Wish under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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EXECUTIVE COMPENSATION (continued)

Summary Compensation Table For 2021
The following table sets forth information concerning the total compensation awarded to, earned by, or paid to our named executive officers for the year ended December 31, 2021.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Total ($)
Piotr Szulczewski(2) Founder and Former CEO
	2021	450,000	—	—	450,000
	2020	450,000	—	77,741,786	78,191,786
	2019	450,000	—	—	450,000
Rajat Bahri(3) Former Chief Financial Officer
	2021	290,663	—	8,359,270	8,649,933
	2020	425,000	—	4,092,250	4,517,250
	2019	358,750	—	18,589,761	18,948,511
Brett Just(4)(5) Chief Accounting Officer and Interim Co-Chief Financial Officer
	2021	335,750	50,000(6)	2,042,212	2,427,962
Jennifer Oliver(4)(5) Interim Co-Chief Financial Officer
	2021	260,554	25,000(6)	1,504,835	1,790,389
Vivian Liu(7) Chief Financial Officer
	2021	77,083	425,000(8)	16,729,428	17,231,511
Farhang Kassaei(9) Chief Technology Officer
	2021	213,068	—	19,315,435	19,528,503
Tarun Jain(10) Chief Product Officer
	2021	187,500	—	15,358,508	15,546,008
Jacqueline Reses(11) Former Executive Chair
	2021	22,313(11)	—	17,995,020	18,017,333
(1)
The amounts reported in this column reflect the accounting value for these equity awards and may not correspond to the actual economic value that may be received by our named executive officers from the equity awards. In accordance with SEC rules, this column reflects the grant date fair value of our RSUs calculated in accordance with ASC Topic 718 for stock-based compensation transactions. See Notes 2 and 8 of the notes to our consolidated financial statements in our Annual Report on Form 10-K filed on March 14, 2022 for a discussion of all assumptions made by us in determining the grant date fair value of such awards. Ms. Reses was granted a performance-contingent RSU award in May 2021, which we refer to as the “Reses PRSU Award,” vesting of which is contingent on our stock price performance over a performance period beginning on April 20, 2021 and ending on May 15, 2023, as well as Ms. Reses’ continued service to us through such date, as described in greater detail in the “2021 Executive Chair Performance-Based RSU Award” section of the “Compensation Discussion and Analysis”. For the Reses PRSU Award, which is a market-based award, $9,759,730 is included in this column and represents the grant date fair value determined using a Monte Carlo simulation approach.

(2)	Mr. Szulczewski resigned effective January 31, 2022.
(3)	Mr. Bahri resigned effective July 23, 2021.
(4)	Appointed Interim Co-CFO effective July 23, 2021 until Ms. Liu’s appointment on November 10, 2021.
(5)	The executive officer was employed by us, but was not a named executive officer for fiscal years 2019 and 2020. Accordingly, compensation information is only provided for 2021.
(6)	Represents a discretionary bonus paid in 2021 for performance in connection with our initial public offering.
(7)	Ms. Liu was appointed CFO on November 10, 2021. Accordingly, compensation information is only provided for 2021.
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(8)
Represents a signing bonus which was paid within 90 days of Ms. Liu's start date of November 10, 2021. If Ms. Liu voluntarily resigns or is terminated for cause before the one-year anniversary of her start date, she has agreed to repay the Company the full net amount of the signing bonus within 30 days of her separation date.

(9)	Mr. Kassaei was appointed Chief Technology Officer on July 12, 2021. Accordingly, compensation information is only provided for 2021.
(10)	Mr. Jain was appointed Chief Product Officer on August 2, 2021. Accordingly, compensation information is only provided for 2021.
(11)	Ms. Reses was appointed Executive Chair on May 11, 2021. Accordingly, compensation information is only provided for 2021. Ms. Reses resigned effective February 4, 2022.
Grants of Plan-Based Awards Table for 2021
The following table provides information on the grants of plan-based awards made to each named executive officer during the year ended December 31, 2021.
			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Approval Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(1) ($)
Piotr Szulczewski	—	—	—	—	—	—	—
Rajat Bahri	4/28/2021	4/28/2021	—	—	—	550,314(2)	8,359,270
Brett Just	4/28/2021	4/28/2021	—	—	—	70,754(2)	1,074,753
	8/26/2021	8/26/2021				145,264(3)	967,458
Jennifer Oliver	4/28/2021	4/28/2021	—	—	—	35,377(2)	537,377
	8/26/2021	8/26/2021				145,264(3)	967,458
Vivian Liu	11/10/2021	10/12/2021	—	—	—	2,950,311(2)	15,046,586
	11/10/2021	10/12/2021				329,969(3)	1,682,842
Farhang Kassaei	7/12/2021	6/9/2021	—	—	—	1,770,434(2)	19,315,435
Tarun Jain	8/2/2021	6/27/2021	—	—	—	1,475,361(2)	15,358,508
Jacqueline Reses	5/11/2021	5/11/2021	—	—	—	828,500(4)	8,235,290
	5/11/2021	5/11/2021	207,125(5)	828,500(5)	1,657,000(5)	—	9,759,730(6)
(1)	Reflects the grant date fair value of RSU awards, calculated in accordance with ASC Topic 718 for stock-based compensation.
(2)
The service-based vesting condition is satisfied as to 1/16th of the total shares of Class A common stock underlying the RSU award on each of the quarterly Company vest dates after the Grant Date which equals the Vesting Commencement Date, subject to continued service to us through each vesting date. The quarterly Company vest dates are February 15th, May 15th, August 15th and November 15th.

(3)
The service-based vesting condition is satisfied as to 1/4th of the total shares of Class A common stock underlying the RSU award on each of the quarterly Company vest dates, with the first vest date being February 15, 2022, subject to continued service to us through each vesting date. The quarterly Company vest dates are February 15th, May 15th, August 15th and November 15th.

(4)
The service-based vesting condition is satisfied as to 1/3rd of the total shares of Class A common stock underlying the RSU award on May 15, 2022, and the service-based condition is satisfied as to 1/8th of the remaining shares on each of the quarterly Company vest dates thereafter, subject to continued service to us throughout each vesting date. The quarterly Company vest dates are February 15th, May 15th, August 15th and November 15th.

(5)
Vesting of the Reses PRSU Award is contingent on our stock price performance over a performance period beginning on April 20, 2021 and ending on May 15, 2023, as well as Ms. Reses’ continued service to us through such date as Executive Chair or such other senior executive-level position as determined by the Board of Directors, subject to certain exceptions in connection with a change in control transaction, as described in greater detail in the “2021 Executive Chair Performance-Based RSU Award” section of the “Compensation Discussion and Analysis”. The number of shares reflected in the table above as the “threshold” payout is equal to 25% of the target number of RSUs subject to the Reses PRSU Award and assumes that both the first stock price performance target is achieved and that Ms. Reses satisfies the service-based requirement applicable to the award. The number of shares reflected in the table above as the “target” payout is equal to the target number of RSUs subject to the Reses PRSU Award and assumes that the target stock price performance is achieved and that Ms. Reses satisfies the service-based requirement applicable to the award. The number of shares reflected in the table above as the “maximum” payout is equal to 200% of the target number of RSUs subject to the Reses PRSU Award and assumes that the stock price performance target is achieved at the maximum level and that Ms. Reses satisfies the service-based requirement applicable to the award.

(6)	Reflects the grant date fair value of the Reses PRSU Award, which is a market-based award, as determined using a Monte Carlo simulation approach.

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EXECUTIVE COMPENSATION (continued)

Outstanding Equity Awards at 2021 Fiscal Year-End
The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2021, including the number of shares subject to each award and, where applicable, the exercise price per share. Due to his resignation on July 23, 2021, Mr. Bahri did not hold any outstanding equity awards as of December 31, 2021. The vesting schedule applicable to each outstanding award is described in the footnotes to the table below.
Name		Option Awards			Stock Awards
	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested($)(*)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(*)
Piotr Szulczewski	11/17/2013	8,375,000(1)	0.149	4/15/2024	—	—	—	—
	6/9/2014	35,000,000(2)	0.238	8/11/2024	—	—	—	—
	1/1/2018	—	—	—	177,164(3)	550,980	—	—
	9/23/2018	—	—	—	1,216,296(4)	3,782,681	—	—
	12/7/2020	—	—	—	—	—	1,002,150(5)	15,322,874
Brett Just	9/5/2017	—	—	—	9,830(6)	30,571	—	—
	5/1/2018	—	—	—	2,320(6)	7,215	—	—
	1/1/2019	—	—	—	10,070(7)	31,318	—	—
	4/1/2019	—	—	—	1,476(8)	4,590	—	—
	8/1/2019	—	—	—	12,298(8)	38,247	—	—
	9/1/2019	—	—	—	26,360(8)	81,980	—	—
	4/28/2021	—	—	—	61,910(9)	192,540	—	—
	8/26/2021	—	—	—	108,948(10)	338,828	—	—
Jennifer Oliver	8/20/2018	—	—	—	5,830(7)	18,131	—	—
	1/1/2019	—	—	—	4,030(7)	12,533	—	—
	4/1/2019	—	—	—	508(8)	1,580	—	—
	9/1/2020	—	—	—	18,249(8)	56,754	—	—
	4/28/2021	—	—	—	30,955(9)	96,720	—	—
	8/26/2021	—	—	—	108,948(10)	338,828	—	—
Vivian Liu	11/10/2021	—	—	—	2,950,311(9)	9,175,467	—	—
	11/10/2021	—	—	—	329,969(10)	1,026,204	—	—
Farhang Kassaei	7/12/2021				1,549,130(9)	4,817,794
Tarun Jain	8/2/2021				1,290,941(9)	4,014,827
Jacqueline Reses	12/15/2020	—	—	—	83,333(11)	259,166	—	—
	5/11/2021						828,500(12)	8,235,290
	5/11/2021	—	—	—	828,500(13)	2,576,635	—	—
(*)	Market value is based on the closing price of our Class A common stock on December 31, 2021, which was $3.11 per share.
(1)	The shares subject to this option were fully vested as of November 17, 2017
(2)	The shares subject to this option were fully vested as of June 9, 2018.
34    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)

(3)
The service-based vesting condition is satisfied as to 1/60th of the total shares of Class B common stock underlying the RSU award on a monthly basis from the Vesting Commencement Date, subject to continued service to us through each vesting date.

(4)
The service-based vesting condition is satisfied as to 1/48th of the total shares of Class B common stock underlying the RSU award on a monthly basis from the Vesting Commencement Date, subject to continued service to us through each vesting date.

(5)
Mr. Szulczewski received a performance-based RSU award on December 7, 2020, which we refer to as the “CEO Performance Award.” The vesting of the RSUs is contingent upon the achievement of stock price performance targets as well as continued employment as our CEO, as described in detail in the “CEO Performance Award” section of the “Compensation Discussion and Analysis” beginning on page 22 of our Proxy Statement for the 2021 Annual General Meeting of Stockholders filed on April 28, 2021. In accordance with SEC rules, the number of shares in the table above and corresponding value of those shares reflects threshold performance assuming that the first stock price performance target is achieved. As a result of Mr. Szulczewski’s resignation as our CEO on January 31, 2022, the CEO Performance Award was canceled in its entirety.

(6)
The service-based vesting condition is satisfied as to 1/5th of the total shares of Class B common stock underlying the RSU award on the 12-month anniversary of the Vesting Commencement Date, and the service-based condition is satisfied as to 1/48th of the remaining shares on a quarterly basis thereafter, subject to continued service to us through each vesting date.

(7)
The service-based vesting condition is satisfied as to 1/4th of the total shares of Class B common stock underlying the RSU award on the 12-month anniversary of the Vesting Commencement Date, and the service-based condition is satisfied as to 1/36th of the remaining shares on a quarterly basis thereafter, subject to continued service to us through each vesting date.

(8)
The service-based vesting condition is satisfied as to 1/48th of the total shares of Class B common stock underlying the RSU award on a monthly basis from the Vesting Commencement Date, subject to continued service to us through each vesting date.

(9)
The service-based vesting condition is satisfied as to 1/16th of the total shares of Class A common stock underlying the RSU award on each of the quarterly Company vest dates after the Vesting Commencement Date, subject to continued service to us through each vesting date. The quarterly Company vest dates are February 15th, May 15th, August 15th and November 15th.

(10)
The service-based vesting condition is satisfied as to 1/4th of the total shares of Class A common stock underlying the RSU award on each of the quarterly Company vest dates, with the first vest date being February 15, 2022, subject to continued service to us through each vesting date. The quarterly Company vest dates are February 15th, May 15th, August 15th and November 15th.

(11)
The service-based vesting condition is satisfied as to 1/4th of the total shares of Class A common stock underlying the RSU award on an annual basis from the Vesting Commencement Date, subject to continued service to us through each vesting date.

(12)
Ms. Reses received a performance-based RSU award on May 11, 2021, which we refer to as the “Reses PRSU Award.” The vesting of the RSUs is contingent on our stock price performance over a performance period beginning on April 20, 2021 and ending on May 15, 2023, as well as Ms. Reses’ continued service to us through such date as Executive Chair or such other senior executive-level position as determined by the Board, subject to certain exceptions in connection with a change in control transaction, as described in greater detail in the “2021 Executive Chair Performance-Based RSU Award” section of the “Compensation Discussion and Analysis”. In accordance with SEC rules, the number of shares in the table above and corresponding value of those shares reflects threshold performance assuming achievement of the lowest stock price performance target.

(13)
The service-based vesting condition is satisfied as to 1/3rd of the total shares of Class A common stock underlying the RSU award on May 15, 2022, and the service-based condition is satisfied as to 1/8th of the remaining shares on each of the quarterly Company vest dates thereafter, subject to continued service to us throughout each vesting date. The quarterly Company vest dates are February 15th, May 15th, August 15th and November 15th.

2021 Stock Vested
The following table sets forth the number of RSUs held by each of our named executive officers that vested during 2021:
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Piotr Szulczewski	1,865,245	23,663,615
Rajat Bahri	546,803	8,014,731
Brett Just	87,238	763,871
Jennifer Oliver	54,665	388,682
Vivian Liu	—	—
Farhang Kassaei	221,304	1,408,600
Tarun Jain	184,420	1,173,833
Jacqueline Reses	27,777	89,442
(1)
The value realized on vesting is pre-tax and determined by multiplying the number of RSUs which vested by our closing price of our Class A common stock on the RSU vest date. It is our policy to release vested RSUs on a monthly basis on the 15th of each month. RSUs which vested in 2021 during our post-IPO lockup period were released on May 15, 2021.

Pension Benefits
We do not have any defined benefit pension plans, except where required by local law.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     35

EXECUTIVE COMPENSATION (continued)

Nonqualified Deferred Compensation
We do not offer any nonqualified deferred compensation plans, except where required by local law.
Potential Payments Upon Termination or Change in Control
We entered into severance and change in control agreements with Messrs. Szulczewski and Bahri in connection with our initial public offering, and entered into similar agreements with each of Messrs. Kassaei and Jain and Mses. Liu and Reses in connection with their commencement of employment with us in 2021. We did not enter into severance and change in control agreements with Mr. Just or Ms. Oliver in connection with their Interim Co-CFO roles. The terms of the severance and change in control agreements are described below, and key differences that apply to our CEO are highlighted.
Termination Not in Connection with a Change in Control. Pursuant to his severance and change in control agreement, if Mr. Szulczewski’s employment is terminated by the Company without cause or he resigns for good reason, he is eligible to receive a lump sum cash payment equal to 12 months of his base salary and an additional lump sum cash payment equal to 12 months of his benefit premiums. If the employment of one of our other named executive officers (other than Mr. Just or Ms. Oliver) is terminated by the Company without cause or such officer resigns for good reason, such officer is eligible to receive a lump sum cash payment equal to six months of the officer’s base salary, an additional lump sum cash payment equal to six months of the officer’s benefit premiums, and 12 months accelerated vesting of the officer’s time-based equity awards.
Termination in Connection with a Change in Control. Pursuant to his severance and change in control agreement, if Mr. Szulczewski’s employment is terminated by the Company without cause or he resigns for good reason, in either case within three months prior to or 12 months after a change in control, he is eligible to receive a lump sum cash payment equal to 18 months of his base salary, an additional lump sum cash payment equal to 18 months of his benefit premiums, and full acceleration of his time-based equity awards. If the employment of one of our other named executive officers (other than Mr. Just or Ms. Oliver) is terminated by the Company without cause or such officer resigns for good reason, in either case within three months prior to or 12 months after a change in control, the officer will be eligible to receive a lump sum cash payment equal to 12 months of the officer’s base salary, an additional lump sum cash payment equal to 12 months of the officer’s benefit premiums, and full acceleration of the officer’s time-based equity awards.
For purposes of the severance and change in control agreements, the terms “cause,” “change in control,” and “good reason” have the following meanings:
“Cause” means an officer’s willful and intentional unauthorized use or disclosure of our confidential information or trade secrets which causes material harm, material breach of any agreement with us, material failure to comply with our written policies or rules, conviction of a felony, gross negligence or willful misconduct, continuing failure to perform assigned duties (other than as a result of a disability) or failure to cooperate in good faith with a governmental or internal investigation.
“Good Reason” means a material diminution in the nature or scope of the officer’s responsibilities, authority, powers, functions or duties, a material reduction in the officer’s base salary, or a requirement that the officer relocate more than 50 miles.
“Change in Control” means any person (other than Piotr Szulczewski) acquires ownership of more than 50% of our voting stock, a sale of all or substantially all of our assets, consummation of a merger of the Company with or into another entity if our capital stock represents less than 50% of the voting power of the surviving entity or its parent, or certain changes in the composition of our Board of Directors.
36    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

EXECUTIVE COMPENSATION (continued)

The following table sets forth the amounts payable to each of our current named executive officers (other than Mr. Just or Ms. Oliver) based on an assumed termination or change in control of us as of December 31, 2021. Neither Mr. Just nor Ms. Oliver was eligible to receive severance or other termination-related benefits as of December 31, 2021, and due to his resignation of employment with us on July 23, 2021, Mr. Bahri was not eligible for any benefits pursuant to his severance and change in control agreement.
Name	Cash Severance ($)	Health and Other Insurance Benefits ($)	Restricted Stock Units (Unvested and Accelerated) ($)(1)	Total ($)
Piotr Szulczewski
Termination for reasons other than Cause, Death or Disability, or for Good Reason	450,000	8,534	—	458,534
Change in Control or Termination in connection with a Change in Control	675,000	12,800	4,333,661(2)	5,021,461
Vivian Liu
Termination for reasons other than Cause, Death or Disability, or for Good Reason	275,000	7,738	3,320,068	3,602,806
Change in Control or Termination in connection with a Change in Control	550,000	15,475	10,201,671	10,767,146
Farhang Kassaei
Termination for reasons other than Cause, Death or Disability, or for Good Reason	225,000	4,903	1,376,511	1,606,414
Change in Control or Termination in connection with a Change in Control	450,000	9,806	4,817,794	5,277,600
Tarun Jain
Termination for reasons other than Cause, Death or Disability, or for Good Reason	225,000	4,267	1,147,092	1,376,359
Change in Control or Termination in connection with a Change in Control	450,000	8,534	4,014,827	4,473,361
Jacqueline Reses
Termination for reasons other than Cause, Death or Disability, or for Good Reason	17,500	11,965	1,374,639	1,404,104
Change in Control or Termination in connection with a Change in Control	35,000	23,930	2,835,801(3)	2,894,731
(1)
The value of accelerated RSUs were determined by multiplying the number of unvested and accelerated RSUs by the closing price of our Class A common stock on December 31, 2021, which was $3.11 per share.

(2)
Reflects full vesting of Mr. Szulczewski’s RSUs other than his performance-based RSU award granted on December 7, 2020, which we refer to as the “CEO Performance Award.” If a change in control and termination of Mr. Szulczewski’s employment had occurred on December 31, 2021, none of the RSUs subject to the CEO Performance Award would have been eligible for accelerated vesting, as our closing price of $3.11 per share on December 31, 2021 was below the lowest stock price target of $46 required for any portion of the award to vest (or accelerate).

(3)
Reflects full vesting of Ms. Reses’ RSUs other than her performance-based RSU award granted on May 11, 2021, which we refer to as the “Reses PRSU Award.” If a change in control and termination of Ms. Reses’ employment had occurred on December 31, 2021, none of the RSUs subject to the Reses PRSU Award would have been eligible for accelerated vesting, as our closing price of $3.11 per share on December 31, 2021 was below the lowest stock price target of $17.98 required for any portion of the award to vest (or accelerate).

ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     37

EXECUTIVE COMPENSATION (continued)

CEO Pay Ratio Disclosure
As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all our employees (other than our CEO) and the annual total compensation of Piotr Szulczewski, our CEO in 2021. Neither our Compensation Committee nor members of management used our CEO pay ratio measure in making compensation decisions in 2021.
CEO Pay Ratio for 2021
•	The median of the annual total compensation of all our employees, excluding our CEO, was $145,046;
•	The annual total compensation of our CEO, as set forth in the 2021 Summary Compensation Table, was $450,000; and
•	The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was 3 to 1.
This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
Methodology
The methodology used to identify the employee with compensation at the median of the annual total compensation of all our employees was based on the following:
•
For purposes of identifying our median employee, we considered the individuals, excluding our CEO, who were employed by ContextLogic Inc. or one of our global subsidiaries on December 31, 2021 (the “Determination Date”), whether employed on a full-time, part-time, seasonal, or temporary basis. We did not include any contractors or other non-employee workers in our employee population. We determined that, as of December 31, 2021, our global employee population consisted of 1,203 employees, with 731 located in the U.S. and 472 located outside the U.S. in Australia, Canada, China, Germany, the Republic of South Korea, the Netherlands, Puerto Rico, Spain, Switzerland, and the United Kingdom.

•
As permitted by SEC rules in identifying our median employee, we used the de minimis exemption. Pursuant to this exemption, we excluded 50 employees in the following jurisdictions (employees excluded in parentheses): Germany (6), the Netherlands (31), Spain (6), Switzerland (1), and the United Kingdom (6), which represent in the aggregate 4.2% of our global employee population. Thus, as of the Determination Date, our employee population consisted of approximately 1,155 individuals, excluding our CEO, working at the Company both within and outside the U.S.

•
To identify our median employee, we used a consistently applied compensation measure consisting of the actual base salary of our employees for the 12-month period from January 1, 2021 through December 31, 2021 and the grant date fair value of the equity awards granted to our employees during that period. We annualized the base salaries for all permanent employees who did not work for the entire measurement period. We selected the foregoing compensation elements because they represented our principal broad-based compensation elements. Payments not made in U.S. dollars were converted to U.S. dollars using the applicable currency exchange rate in effect as of December 31, 2021. We did not make any cost-of-living adjustment.

Calculation
Using this approach, we selected the individual at the median of our employee population, who was a full-time employee based in the United States. We then calculated the actual annual total compensation for this individual, which consisted of base salary and an annual equity award, using the same methodology we use for our named executive officers to calculate their annual total compensation as set forth in our 2021 Summary Compensation Table.
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2021 Summary Compensation Table in this Proxy Statement.
Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates and assumptions in calculating their pay ratios. As explained by the SEC when it adopted these rules, the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.
38    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

DIRECTOR COMPENSATION
The table below shows the total compensation that we paid to our non-employee directors who received compensation during 2021:
Name	Stock Awards($)(1)	Total ($)
Julie Bradley	289,994	289,994
Tanzeen Syed	314,999	314,999
Stephanie Tilenius	284,993	284,993
Hans Tung	287,494	287,494
Ari Emanuel	274,991	274,991
Joseph Lonsdale	277,492	277,492
(1)
The amounts in this column represent the aggregate grant date fair value of stock awards granted to the non-employee director in the applicable fiscal year computed in accordance with FASB ASC Topic 718. See Notes 2 and 8 of the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K for a discussion of the assumptions made by the Company in determining the grant date fair value of its equity awards. As of December 31, 2021, certain of our non-employee directors held outstanding RSUs under which the following number of shares of our common stock are issuable upon vesting: Ms. Bradley - 108,268; Mr. Syed – 27,085; Ms. Tilenius – 107,838; and Mr. Tung – 24,720.

Although Ms. Reses served as a non-employee director at the beginning of 2021, prior to her appointment as our Executive Chairperson, she did not receive any compensation as a non-employee director and all compensation that she received in her role as Executive Chairperson is included in the Summary Compensation Table above.
Non-Employee Director Compensation Policy
Pursuant to the program adopted in connection with our initial public offering in December 2020, each non-employee director is entitled to receive RSUs under our 2020 Plan as follows:
Initial Equity Award. Each non-employee director appointed to our Board will be granted RSUs on the date of his or her appointment to our Board having an aggregate value of $440,000 based on the closing price of our Class A common stock on the date of grant. The RSUs will vest with respect to 1/3rd of the total number of RSUs subject to such award on each annual anniversary of the date of grant, in each case, as long as the non-employee director continues to serve on our Board of Directors through such date; provided, however, that vesting will be pro-rated on a monthly basis for a termination of service prior to an annual vesting date.
Annual Equity Award. Following the conclusion of each regular annual meeting of stockholders commencing in 2021, each non-employee director who is serving on our Board on, and will continue to serve on our Board immediately following, the date of the annual meeting will automatically be granted RSUs having an aggregate value of $270,000 based on the closing price of our Class A common stock on the date of grant. The RSUs will vest in full on the earlier of the one-year anniversary of the date of grant or the date of the next regular annual meeting of stockholders, so long as the non-employee director continues to serve on our Board through such date; provided, however, that vesting will be pro-rated on a monthly basis for a termination of service prior to such vesting date.
Annual Equity Retainers. In addition, our non-employee directors will receive the following additional annual equity retainers:
Position	Equity Retainer Value
Lead Independent Director	$20,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Nominating and Corporate Governance Committee Chair	$10,000
Audit Committee Member	$10,000
Compensation Committee Member	$7,500
Nominating and Corporate Governance Committee Member	$5,000
The equity retainers described in the table above will be granted following the conclusion of each regular annual meeting of stockholders commencing in 2021 to each non-employee director who is serving on our Board on, and will continue to serve on our Board immediately following, the date of the annual meeting, with the number of RSUs determined based on the closing price of our Class A common stock
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     39

DIRECTOR COMPENSATION (continued)

on the date of grant. Each such award will vest in full on the earlier of the one-year anniversary of the date of grant or the date of the next regular annual meeting of stockholders, so long as the non-employee director continues to serve on our Board through such date; provided, however, that vesting will be pro-rated on a monthly basis for a termination of service prior to such vesting date. Non-employee directors who are elected or appointed to our Board other than on the date of a regular annual meeting of our stockholders will be eligible to receive the applicable pro-rated annual equity retainers on the date the non-employee director is elected or appointed to our Board, which will be subject to the same vesting requirements as the annual equity retainers granted to our non-employee directors at the annual meeting of our stockholders.
Non-employee directors will not receive any cash compensation for service on our Board. However, we will continue to reimburse our non-employee directors for their reasonable expenses incurred in connection with attending Board and Committee meetings, as well as reasonable expenses incurred in connection with continuing education programs focused on the Company’s business, industry, legal, and the ethical responsibilities of board members. Additionally, the equity awards described above will vest in full in the event of a “change in control” (as defined in our 2020 Plan).
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides certain information with respect to each of our equity compensation plans in effect as of December 31, 2021:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(1)	94,155,004(2)	0.254(3)	15,564,867(2)(4)(5)
Equity compensation plans not approved by stockholders	—	—	—
Total	94,155,004	0.254	15,564,867
(1)
Includes the 2010 Stock Plan (the “2010 Plan”), the 2020 Plan and our 2020 Employee Stock Purchase Plan (the “ESPP”). The 2010 Plan was terminated following the completion of our initial public offering.

(2)	Calculated assuming maximum achievement of all performance-based awards for which performance targets were not yet been achieved as of December 31, 2021.
(3)	Does not take into account outstanding RSUs as these awards have no exercise price.
(4)	Includes 6,273,993 shares of Common Stock available under our Employee Stock Purchase Plan.
(5)
The number of shares reserved for issuance under our 2020 Plan will be increased automatically on the first business day of each of our fiscal years, commencing in 2022 and ending in 2030, by a number equal to the lesser of: (a) 5% of the shares of common stock outstanding on the last business day of the prior fiscal year; or (b) the number of shares determined by our Board of Directors. The number of shares reserved for issuance under our Employee Stock Purchase Plan will be increased automatically on the first business day of each of our fiscal years, commencing in 2022 and ending in 2040, by a number equal to the lesser of: (a) 7,500,000 shares; (b) 1% of the shares of common stock outstanding on the last business day of the prior fiscal year; or (c) the number of shares determined by our Board of Directors.

40    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT AND NON-AUDIT FEES
The following table represents aggregate fees billed or to be billed to the Company for the years ended December 31, 2021 and 2020 for professional audit services and other services rendered to us by Ernst & Young LLP.
	Fiscal Year Ended December 31,
	2021	2020
Audit Fees(1)	$5,813,120	$5,207,308
Audit Related Fees(2)	—	—
Tax Fees(3)	77,250	10,300
All Other Fees	—	—
Total Fees	$5,890,370	$5,217,608
(1)
Consists of fees billed for professional services rendered in connection with the annual audit of our consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K, review of the interim consolidated financial statements included in our quarterly reports, professional consultations with respect to accounting matters, and services normally provided in connection with regulatory filings. Fees billed for the year ended December 31, 2020 also included services rendered in connection with our initial public offering completed in December 2020.

(2)
Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”

(3)
Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance. Includes approximately $5,000 in fees for work performed in 2020, but billed in 2021.

All fees described above were pre-approved by the Audit Committee.
Pre-approval Policies and Procedures
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered to the Company by the independent auditors. The Audit Committee pre-approves specified services in defined categories of audit services, audit-related services, and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of the independent auditors or on an individual case-by-case basis before the independent auditor is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by the independent auditors is compatible with maintaining the principal accountant’s independence.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     41

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)
The Audit Committee of our Board of Directors consists of the three non-employee directors named below and operates under a written charter adopted by our Board of Directors. Our Board of Directors annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. Our Board of Directors has also determined that Julie Bradley and Stephanie Tilenius each is an audit committee financial expert as described in applicable rules and regulations of the Securities and Exchange Commission.
The principal purpose of the Audit Committee is to assist our Board of Directors in its general oversight of our accounting and financial reporting processes and audits of our financial statements. The Audit Committee is responsible for selecting and engaging our independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Audit Committee’s function is more fully described in its Charter, which our Board of Directors adopted and which the Audit Committee reviews on an annual basis.
Our management is responsible for preparing our financial statements and our financial reporting process, including establishing and maintaining internal controls. Ernst & Young LLP, our independent registered public accounting firm for the year ended December 31, 2021, was responsible for performing an independent audit of our consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.
The Audit Committee has reviewed and discussed with our management the audited financial statements of the Company included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (“10-K”).
The Audit Committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by the auditors with the Audit Committee under the rules adopted by the Public Company Accounting Oversight Board (the “PCAOB”), including General Auditing Standards 1301, Communications with Audit Committees. Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with Ernst & Young LLP its independence from the Company and satisfied itself as to the independence of Ernst & Young LLP.
Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 10-K for filing with the Securities and Exchange Commission.
Submitted by the following members of the Audit Committee:
Julie Bradley, Chair
Stephanie Tilenius
Hans Tung
(1)
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Wish under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

42    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

PROPOSAL 1
ELECTION OF DIRECTORS
Our Board of Directors currently consists of six directors. The Board is currently unclassified and each of our directors will stand for reelection annually.
On February 24, 2022, our Board of Directors nominated Vijay Talwar, Julie Bradley, Tanzeen Syed, Piotr Szulczewski, Stephanie Tilenius, and Hans Tung for election at the Annual Meeting. If they are elected, they will serve on our Board of Directors until our 2023 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. The nominees for director at the Annual Meeting, their ages as of February 14, 2022, and their positions and offices held with the Company are set forth below. Other biographical information for the members of our Board of Directors is set forth in this Proxy Statement under the heading “Directors, Executive Officers, and Corporate Governance—Directors and Executive Officers.”
Directors are elected by a plurality of the votes properly cast in person or by proxy. Our nominees for director receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the six nominees named below. However, if you are the beneficial owner of the shares, which means that your shares are held by a brokerage firm, bank, dealer, or other similar organization as your nominee, your shares will not be voted for the election of directors unless you have provided voting instructions to your nominee. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. Each person nominated for election has agreed to serve if elected and to being named in this proxy statement.
If any substitute nominees are so designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the amended proxy statement and to serve as directors if elected, and includes certain biographical and other information about such nominees required by the applicable rules promulgated by the SEC.
Nominees at the Annual Meeting
Name	Age	Position(s) with Wish
Vijay Talwar	50	Chief Executive Officer and Director
Piotr Szulczewski	40	Director and Founder
Julie Bradley	53	Director
Tanzeen Syed	39	Chairperson
Stephanie Tilenius	54	Director
Hans Tung	51	Director
The biographies for the director nominees set forth above are set forth in this Proxy Statement under the heading “Directors, Executive Officers, and Corporate Governance—Directors and Executive Officers.”
We have determined that each of these director nominees possesses the requisite communication skills, personal integrity, business judgment, ability to make independent analytical inquiries, and willingness to devote adequate time and effort necessary to serve as an effective member of the Board. Other specific experiences, qualifications, attributes or skills of nominees that contributed to our conclusion that the nominees should serve as directors are noted in their biographies.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING DIRECTOR NOMINEES:
VIJAY TALWAR, JULIE BRADLEY, TANZEEN SYED, PIOTR SZULCZEWSKI, STEPHANIE TILENIUS, AND HANS TUNG.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     43

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
The Audit Committee of our Board of Directors, after conducting a competitive process to evaluate and select the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of our Board of Directors in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, and will have the opportunity to make statements if they desire to do so and to respond to appropriate questions. Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.
This proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires a “For” vote from the majority of the votes cast at the Annual Meeting. Abstentions will be counted as present for purposes of determining the presence of a quorum, but will not be considered as votes cast for or against this proposal, and will therefore have no effect on the outcome of the vote. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.
Change in Independent Registered Accounting Firm
As previously disclosed, on April 8, 2022, the Audit Committee, after conducting a competitive process to evaluate and select our independent registered public accounting firm for the fiscal year ending December 31, 2022, approved the engagement of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 and approved the dismissal of Ernst & Young LLP as our independent registered public accounting firm. Ernst & Young LLP had served as our independent registered public accounting firm since 2015. On April 14, 2022, we filed a Current Report on Form 8-K disclosing this change.
Other than the material weaknesses described, below, the audit reports of Ernst & Young LLP on our consolidated financial statements for each of the two fiscal years ended December 31, 2020, and December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor were the reports on our consolidated financial statements qualified or modified as to uncertainty, audit scope or accounting principles.
In addition, in connection with the audits of our consolidated financial statements for the fiscal years ended December 31, 2020, and December 31, 2021, and during the subsequent interim period through April 8, 2022, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) between us and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on our consolidated financial statements for such years. During the fiscal years ended December 31, 2020 and December 31, 2021 and the subsequent interim period through April 8, 2022, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except that, as previously disclosed, there were material weaknesses for the fiscal year ended December 31, 2021 in our (i) internal control over financial reporting related to our controls over IT systems and business processes and (ii) in our implementation of COSO framework components, which affected substantially all financial statement account balances and disclosures. These reportable events were discussed among the Audit Committee and Ernst & Young LLP. Ernst & Young LLP has been authorized by the Company to respond fully to the inquiries of PricewaterhouseCoopers LLP, the successor independent registered public accounting firm, concerning these reportable events.
44    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

During our fiscal years ended December 31, 2020 and December 31, 2021, and the subsequent interim period through April 8, 2022, neither the Company nor anyone on its behalf consulted with PricewaterhouseCoopers LLP with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company by PricewaterhouseCoopers LLP that PricewaterhouseCoopers LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement or a reportable event (as those terms are described in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K).
We previously provided Ernst & Young LLP with a copy of this disclosure and requested that Ernst & Young LLP furnish us with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Ernst & Young LLP’s letter, dated April 13, 2022, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on April 14, 2022.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     45

PROPOSAL 3
ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION FOR THE YEAR ENDED DECEMBER 31, 2021
In accordance with SEC rules, stockholders are being asked to approve, on a non-binding advisory basis, the compensation of our named executive officers for the year ended December 31, 2021 as disclosed in this Proxy Statement. This is commonly referred to as a “Say on Pay” proposal and gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation, but rather, the overall compensation of our named executive officers and the philosophy, policies, and practices described in this Proxy Statement.
As described further in the “Executive Compensation” section of this Proxy Statement, including the “Compensation Discussion and Analysis” and the related tables and narrative, the primary goals of our compensation programs are to fairly compensate employees, attract and retain highly qualified employees, motivate the performance of our employees, reward the achievement of clearly defined corporate goals, and align our employees’ long-term interests with those of our stockholders. We believe our compensation programs reflect a pay-for-performance philosophy that links potential significant compensatory rewards to achievement of corporate operating goals and increase in stockholder value.
This Say on Pay vote is advisory, and therefore not binding on our Compensation Committee or Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders, however, and will carefully review and consider the voting results when evaluating our executive compensation programs.
Recommendation
The Board recommends that you vote in favor of the following resolution:
“RESOLVED, that the stockholders of ContextLogic Inc. approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2022 Proxy Statement pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis and Executive Compensation sections.”
If a quorum is present, the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers requires a “For” vote from the majority the votes cast at the Annual Meeting. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not be considered as votes cast for or against the proposal and will therefore have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ADVISORY APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION.
46    ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board of Directors

Devang Shah
General Counsel and Secretary
April 26, 2022
ContextLogic Inc. Proxy Statement and Notice of 2022 Annual Meeting of Stockholders     47

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 6, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D66408-P66479 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTEXTLOGIC INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect all of our existing directors to serve until the 2023 Annual Meeting of Stockholders:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Piotr Szulczewski
02) Julie Bradley
03) Tanzeen Syed
04) Vijay Talwar
05) Stephanie Tilenius
06) Hans Tung

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

D66409-P66479

CONTEXTLOGIC INC.
Annual Meeting of Stockholders
June 7, 2022 10:00 AM
This proxy is solicited by the Board of Directors

If the undersigned is a registered stockholder, the undersigned hereby appoints Vijay Talwar, Vivian Liu, and Devang Shah, and each of them, with power to act without the others and with full power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as instructed on the reverse side of this proxy/voting instruction card, all the shares of ContextLogic Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of ContextLogic Inc. to be held on June 7, 2022 or at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting.

If this proxy/voting instruction card has been properly executed but the undersigned has provided no voting instructions, then the undersigned's shares will be voted in accordance with the recommendations of the Board of Directors.

Continued and to be signed on reverse side